UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                        Occidental Petroleum Corporation
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     5)   Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ----------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     3)   Filing Party:

          ----------------------------------------------------------------------

     4)   Date Filed:

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


                                                                      [OXY LOGO]



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                        OCCIDENTAL PETROLEUM CORPORATION

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NOTICE OF 2004 ANNUAL              March 15, 2004
MEETING OF STOCKHOLDERS
AND PROXY STATEMENT                Dear Stockholders:

                                   On behalf of the Board of Directors, it is my
                                   pleasure to invite you to Occidental's 2004
FRIDAY, APRIL 30, 2004             Annual Meeting of Stockholders, which will be
Grand Ballroom                     held on Friday, April 30, 2004, at the Grand
The St. Regis                      Ballroom, The St. Regis, 2055 Avenue of the
2055 Avenue of the Stars           Stars, Los Angeles, California.
Los Angeles, California
                                   Attached is the Notice of Meeting and the
MEETING HOURS                      Proxy Statement, which describes in detail
Registration Begins 9:30 A.M.      the matters on which you are being asked to
Meeting 10:30 A.M.                 vote. These matters include electing the
                                   directors, ratifying the selection of
                                   independent auditors, approving an amendment
ADMISSION TICKET OR                to Occidental's Restricted Stock Plan for
CURRENT BROKERAGE STATEMENT        Non-Employee Directors and transacting any
REQUIRED FOR ADMISSION             other business that properly comes before the
                                   meeting, including any stockholder proposals.

                                   Also enclosed is a Report to Stockholders, in which senior management discusses highlights of the year, and Occidental's Annual Report on Form 10-K. As in the past, at the meeting there will be a report on operations and an opportunity to ask questions.

                                   Whether you plan to attend the meeting or not, I encourage you to vote promptly so that your shares will be represented and properly voted at the meeting.

                                   Sincerely yours,

                                   /s/ RAY R. IRANI
                                   Ray R. Irani, Chairman and Chief Executive
                                   Officer


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                                                                            2004
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


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                        OCCIDENTAL PETROLEUM CORPORATION
             10889 WILSHIRE BOULEVARD, LOS ANGELES, CALIFORNIA 90024
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     March 15, 2004


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     To Our Stockholders:

          Occidental's 2004 Annual Meeting of Stockholders will be held at 10:30 a.m. on Friday, April 30, 2004, at the Grand Ballroom, The St. Regis, 2055 Avenue of the Stars, Los Angeles, California.

          At the meeting, stockholders will act on the following matters:

          1.   Election of directors;

          2. Ratification of selection of KPMG LLP as independent auditors;

          3. Approval of an amendment to the Restricted Stock Plan for Non-Employee Directors to increase the number of shares available for issuance; and

          4. Consideration of other matters properly brought before the meeting, including stockholder proposals. The Board of Directors knows of one stockholder proposal that may be presented.

          These matters are described in detail in the Proxy Statement. The Board of Directors recommends a vote FOR Proposals 1, 2 and 3 and AGAINST Proposal 4.

          Stockholders of record at the close of business on March 3, 2004, are entitled to receive notice of, to attend and to vote at the meeting.

          Whether you plan to attend or not, it is important that you read the Proxy Statement and follow the instructions on your proxy card to vote by mail, telephone or Internet. This will ensure that your shares are represented and will save Occidental additional expenses of soliciting proxies.

                         Sincerely,

                         /s/ DONALD P. DE BRIER
                         Donald P. de Brier

                         Executive Vice President,
                         General Counsel and Secretary

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                               TABLE OF CONTENTS
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
GENERAL INFORMATION................................................................................    1

PROPOSAL 1: ELECTION OF DIRECTORS..................................................................    2

     Information Regarding the Board of Directors and its Committees...............................    5

     Compensation of Directors.....................................................................    7

     Section 16(a) Beneficial Ownership Reporting Compliance.......................................    8

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.....................................    8

EXECUTIVE COMPENSATION.............................................................................   10

     Compensation Tables...........................................................................   10

     Employment Agreements.........................................................................   13

     Report of the Executive Compensation and Human Resources Committee............................   16

     Performance Graph.............................................................................   19

PROPOSAL 2: RATIFICATION OF INDEPENDENT AUDITORS...................................................   20

     Change of Auditors in 2002....................................................................   20

     Audit and Other Fees..........................................................................   20

     Report of the Audit Committee.................................................................   21

     Ratification of Selection of Independent Auditors.............................................   21

PROPOSAL 3: APPROVAL OF AMENDMENT TO RESTRICTED STOCK PLAN FOR NON-EMPLOYEE DIRECTORS..............   21

     Approval of Amendment to 1996 Restricted Stock Plan for Non-Employee Directors................   21

     Description of the 1996 Plan..................................................................   22

     Certain Federal Tax Consequences..............................................................   23

     Awards Under the 1996 Plan as Proposed to be Amended..........................................   23

     Securities Authorized for Issuance under Equity Compensation Plans............................   24

STOCKHOLDER PROPOSAL...............................................................................   24

     General Information...........................................................................   24

     Proposal 4: Discontinuance of Options, Rights and Severance Payments..........................   25

STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS..................................   26

NOMINATIONS FOR DIRECTORS FOR TERM EXPIRING IN 2006................................................   26

ANNUAL REPORT......................................................................................   27

EXHIBIT A: CORPORATE GOVERNANCE POLICIES AND OTHER GOVERNANCE MEASURES.............................  A-1

EXHIBIT B: AUDIT COMMITTEE CHARTER.................................................................  B-1

EXHIBIT C: EXECUTIVE COMPENSATION AND HUMAN RESOURCES COMMITTEE CHARTER............................  C-1

EXHIBIT D: NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER...................................  D-1

EXHIBIT E: 1996 RESTRICTED STOCK PLAN FOR NON-EMPLOYEE DIRECTORS...................................  E-1

                                 PROXY STATEMENT

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GENERAL INFORMATION
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Occidental Petroleum Corporation, a Delaware corporation, for use at the Annual Meeting of Stockholders on April 30, 2004, and at any adjournment of the meeting.

ADMISSION TO THE ANNUAL MEETING: Attendance is limited to stockholders and one guest per stockholder. If you plan to attend the meeting in person and you are a stockholder of record, you must bring the admission ticket attached to your proxy or information card. If your shares are held in the name of a bank, broker or other holder of record, you will be admitted only if you have proof of ownership on the record date, such as a bank or brokerage account statement. In addition to your admission ticket or account statement, you may be asked to present valid picture identification, such as a driver's license or passport.

VOTING RIGHTS: This Proxy Statement and accompanying proxy card are being mailed beginning on or about March 15, 2004, to each stockholder of record as of March 3, 2004, which is the record date for the determination of stockholders entitled to receive notice of, to attend, and to vote at the meeting. As of the record date, Occidental had outstanding and entitled to vote 391,067,516 shares of common stock. A majority of outstanding shares must be represented at the meeting, in person or by proxy, to constitute a quorum and to transact business. You will have one vote for each share of Occidental's common stock you own. You may vote in person at the meeting or by proxy. Proxies may be voted by completing and mailing the proxy card, by telephone or Internet as explained on the proxy card. You may not cumulate your votes.

VOTING OF PROXIES: The Board of Directors has designated Drs. Ray R. Irani and Dale R. Laurance and Mr. Aziz D. Syriani, and each of them, with the full power of substitution, to vote shares represented by all properly executed proxies. The shares will be voted in accordance with the instructions on the proxy card. If no instructions are specified on the proxy card, the shares will be voted:

     o    FOR all nominees for directors (see page 2);

     o    FOR ratification of the independent auditors (see page 21);

     o FOR amendment of the Restricted Stock Plan for Non-Employee Directors (see page 21); and

     o    AGAINST Proposal 4 (see page 25).

     In the absence of instructions to the contrary, proxies will be voted in accordance with the judgment of the person exercising the proxy on any other matter presented at the meeting in accordance with Occidental's By-laws.

BROKER VOTES: If your shares are held in street name, under New York Stock Exchange Rules, your broker can vote your shares on any of the matters scheduled to come before the meeting except the amendment of the Restricted Stock Plan for Non-Employee Directors (Proposal 3) and the stockholder proposal (Proposal 4). If your broker does not have discretion and you do not give the broker instructions, the votes will be broker nonvotes, which will have the same effect as votes AGAINST the proposal.

VOTE REQUIRED: The vote required to elect directors and to approve each proposal is described with the proposal.

VOTING RESULTS: The results of the vote will be published on Occidental's web site and in Occidental's Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, and in the Report on the Annual Meeting, all of which may be accessed through www.oxy.com.

CONFIDENTIAL VOTING: All proxies, ballots and other voting materials are kept confidential, unless disclosure is required by applicable law or expressly requested by you, you write comments on the proxy forms, or the proxy solicitation is contested.

REVOKING A PROXY: You may revoke your proxy or change your vote before the meeting by filing a revocation with the Secretary of Occidental, by delivering to Occidental a valid proxy bearing a later date or by attending the meeting and voting in person.

SOLICITATION EXPENSES: Expense of this solicitation will be paid by Occidental. Georgeson Shareholder Communications, Inc. has been retained to solicit proxies and assist in distribution and collection of proxy material for a fee estimated at $15,000 plus reimbursement of out-of-pocket expenses. Occidental also will reimburse banks, brokers, nominees and related fiduciaries for the expense of forwarding soliciting material to beneficial owners of the common stock. In addition, Occidental's officers, directors and regular employees may solicit proxies but will receive no additional or special compensation for such work.


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PROPOSAL 1: ELECTION OF DIRECTORS
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     Directors are elected by a plurality of votes. Your broker has discretionary authority to vote for this proposal if you do not give instruction.

     Unless you specify differently on the proxy card, proxies received will be voted FOR Ronald W. Burkle, John S. Chalsty, Edward P. Djerejian, R. Chad Dreier, John E. Feick, Dr. Ray R. Irani, Dr. Dale R. Laurance, Irvin W. Maloney, Rodolfo Segovia, Aziz D. Syriani, Rosemary Tomich and Walter L. Weisman to serve for a one-year term ending at the 2005 Annual Meeting, but in any event, until his or her successor is elected and qualified, unless ended earlier due to his or her death, resignation, disqualification or removal from office. In the event any nominee should be unavailable at the time of the meeting, the proxies may be voted for a substitute nominee selected by the Board of Directors.

     The following biographical information is furnished with respect to each of the nominees for election at the 2004 Annual Meeting.

     The Board of Directors recommends a vote FOR all of the nominees.

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[PHOTO]                  RONALD W. BURKLE, 51

                         Mr. Burkle is the managing partner and majority owner of The Yucaipa Companies, a private investment firm that invests primarily its own capital. He is the controlling shareholder of Golden State Foods, the largest supplier of food products to McDonald's. He is a trustee of the John F. Kennedy Center for the Performing Arts, a trustee of the J. Paul Getty Trust and a member of the Board of the Carter Center. Mr. Burkle also is a director of KB Home and Yahoo!.

                         Director since 1999

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[PHOTO]                  JOHN S. CHALSTY, 70

                         Mr. Chalsty is a principal and has served as Chairman of Muirfield Capital Management LLC, an asset management firm, since 2003. He was Chairman of Donaldson, Lufkin & Jenrette, Inc., an investment banking firm, from 1996 through 2000 and served as President and Chief Executive Officer from 1986 to 1996. He also is a director of Metromedia Companies, Creditex, and SoundView Technology Group, Inc.

                         Director since 1996

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                                       2

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[PHOTO]                  EDWARD P. DJEREJIAN, 65

                         Ambassador Djerejian has been founding director of the James A. Baker III Institute for Public Policy at Rice University since 1994. Before that, he had a career in foreign service that included serving as United States Ambassador to Israel from 1993 to 1994, as Assistant Secretary of State for Near Eastern Affairs from 1991 to 1993 and as U.S. Ambassador to the Syrian Arab Republic from 1988 to 1991. Ambassador Djerejian also is a director of Baker Hughes, Inc. and Global Industries, Ltd.

                         Director since 1996

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[PHOTO]                  R. CHAD DREIER, 56

                         Since 1994, Mr. Dreier has been Chairman, President and Chief Executive Officer of The Ryland Group, Inc., one of the nation's largest home builders and a leading mortgage finance company. Mr. Dreier was the Chief Financial Officer of Kaufman & Broad (now KB Home) from 1986 to 1993. He worked for the accounting firm of Ernst & Ernst from 1972 to 1975 and qualified as a Certified Public Accountant in California in 1974. Mr. Dreier is Chairman of the Board of Trustees of Loyola Marymount University and a director of Harvard University's Joint Center for Housing Studies.

                         Director since 2002

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[PHOTO]                  JOHN E. FEICK, 60

                         Mr. Feick is the Chairman and a major stockholder of Matrix Solutions Inc., a provider of environmental remediation and reclamation services. He was President and Chief Executive Officer of Matrix from 1995 to 2003. He is also Chairman and a partner in Kemex Engineering Services, Ltd., which offers engineering and design services to the petrochemical, refining and gas processing industries. He was President and Chief Operating Officer of Novacor Chemicals, a subsidiary of Nova Corporation, from 1984 to 1994. Mr. Feick is also a director of Fort Chicago Energy Partners LP.

                         Director since 1998

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[PHOTO]                  DR. RAY R. IRANI, 69

                         Dr. Irani has been Chairman and Chief Executive Officer of Occidental since 1990 and a director since 1984. He served as President from 1984 until July 1996. He was Chief Operating Officer from 1984 to 1990. He was Chairman of the Board of Directors of Canadian Occidental Petroleum Ltd. (now Nexen Inc.) from 1987 to 1999, and was Honorary Chairman of the Board from 1999 to 2000. Dr. Irani is also a director of Cedars Bank, KB Home and Lyondell Chemical Company.

                         Director since 1984

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                                       3

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[PHOTO]                  DR. DALE R. LAURANCE, 58

                         Dr. Laurance has been President of Occidental since 1996 and a director of Occidental since 1990. Since 1999, he has been Chairman of the Board, President and Chief Executive Officer of Occidental Oil and Gas Corporation. He is also a director of Jacobs Engineering Group Inc. and Ingram Micro, Inc.

                         Director since 1990

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[PHOTO]                  IRVIN W. MALONEY, 73

                         From 1992 until his retirement in 1998, Mr. Maloney was President and Chief Executive Officer of Dataproducts Corporation, which designs, manufactures and markets printers and supplies for computers.

                         Director since 1994

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[PHOTO]                  RODOLFO SEGOVIA, 67

                         Mr. Segovia is on the Executive Committee of Inversiones Sanford, a diversified investment group with emphasis in petrochemicals, specialty chemicals and plastics. A former President of the Colombian national oil company (Ecopetrol) as well as Minister and Senator of the Republic of Colombia, he has been President and Chief Executive Officer of Sanford's PVC company and, from 1996 to 1998, of its polypropylene venture. In 1999, he was visiting Professor of Management at Lehigh University.

                         Director since 1994

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[PHOTO]                  AZIZ D. SYRIANI, 61

                         Mr. Syriani has served since 2002 as the President and Chief Executive Officer of The Olayan Group, a diversified trading, services and investment organization with activities and interests in the Middle East and elsewhere. From 1978 until 2002, he served as the President and Chief Operating Officer of The Olayan Group. Mr. Syriani is also a director and chairman of the audit committee of The Credit Suisse Group.

                         Director since 1983
                         Lead Independent Director since 1999

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[PHOTO]                  ROSEMARY TOMICH, 66

                         Miss Tomich has been owner of the Hope Cattle Company since 1958 and the A. S. Tomich Construction Company since 1970. Additionally, she is Chairman of the Board of Directors and Chief Executive Officer of Livestock Clearing, Inc. and was a founding director of the Palm Springs Savings Bank. Miss Tomich serves on the Advisory Board of the University of Southern California School of Business Administration, the Board of Councillors for the School of Letters and Sciences at the University of Southern California and the UCLA Foundation Board of Councillors.

                         Director since 1980

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                                       4

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[PHOTO]                  WALTER L. WEISMAN, 68

                         Mr. Weisman is a private investor and former Chairman and Chief Executive Officer of American Medical International, a multinational hospital firm now part of the Tenet Healthcare Corporation. Mr. Weisman is a director of Fresnius Medical Care AG, Community Care Health Network and Maguire Properties, Inc. He is also a trustee of the Los Angeles County Museum of Art, California Institute of Technology, Sundance Institute, Public Broadcasting Service and Samuel H. Kress Foundation.

                         Director since 2002

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INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

CORPORATE GOVERNANCE: In 2004, the Board amended and restated its Corporate Governance Policies to reflect regulatory changes as well as the Board's desire to maintain high standards for the governance of the Board and the Committees. The Corporate Governance Policies together with information about other governance measures are set forth in Exhibit A and are also available at www.oxy.com.

INDEPENDENCE: Each of Miss Tomich and Messrs. Burkle, Chalsty, Djerejian, Dreier, Feick, Maloney, Segovia, Syriani and Weisman has been determined by the Board of Directors as meeting the independence standard set forth in Occidental's Corporate Governance Policies (see Exhibit A) and the New York Stock Exchange Listed Company Manual. Except for the Executive Committee and the Dividend Committee, all committees of the Board are composed of independent directors.

MEETINGS: The Board of Directors held six regular meetings during 2003, including two executive sessions at which no members of management were present. Mr. Syriani, the Lead Independent Director, presided over the executive sessions. Each director attended at least 75 percent of the meetings of the Board of Directors and the committees of which he or she was a member and all of the directors attended the 2003 Annual Meeting. Attendance at annual meetings is expected of all directors as if they were regular meetings.

COMMUNICATIONS WITH BOARD MEMBERS: Stockholders and other interested parties may communicate with any director by sending a letter to such director's attention in care of Occidental's Corporate Secretary, 10889 Wilshire Blvd., Los Angeles, California 90024. The Corporate Secretary opens, logs and forwards all such correspondence (other than advertisements or other solicitations) to directors unless the director to whom the correspondence is addressed has requested the Corporate Secretary to forward correspondence unopened.

LEAD INDEPENDENT DIRECTOR AND COMMITTEES: The Board of Directors has a Lead Independent Director and six standing committees: Executive; Audit; Executive Compensation and Human Resources; Nominating and Corporate Governance; Dividend; and Environmental, Health and Safety. The Audit Committee Charter, the Executive Compensation and Human Resources Committee Charter and the Nominating and Corporate Governance Committee Charter are attached as Exhibits B, C and D. In addition, those charters and the enabling resolutions for each of the other committees are available at www.oxy.com. The general duties of the Lead Independent Director and the committees are described below. From time to time, the Board of Directors delegates additional duties to the standing committees.

---------------------------------------------------------------------------------------------------------------------------
                                                                                                              MEETINGS OR
                                                                                                            WRITTEN ACTIONS
       NAME AND MEMBERS                                      RESPONSIBILITIES                                   IN 2003
---------------------------------------------------------------------------------------------------------------------------
LEAD INDEPENDENT DIRECTOR         o  coordinates the activities of the independent directors                Not applicable
                                  o  advises the Chairman on the schedule and agenda for Board
Aziz D. Syriani                      meetings
                                  o  assists in assuring compliance with Occidental's corporate governance policies
                                  o  assists the Executive Compensation and Human Resources
                                     Committee in evaluating the Chairman's performance
                                  o  recommends to the Chairman membership of the various Board committees


EXECUTIVE COMMITTEE               o  exercises the powers of the Board of Directors with respect to         2 meetings
                                     the management of the business and affairs of Occidental
Dr. Ray R. Irani (Chair)             between meetings of the Board of Directors
Dr. Dale R. Laurance
Irvin W. Maloney
Rodolfo Segovia
Aziz D. Syriani
Rosemary Tomich


AUDIT COMMITTEE                   All of the members of the Audit Committee are independent as              11 meetings
                                  defined in the New York Stock Exchange Listed Company Manual.             including 5
R. Chad Dreier                    All of the members of the Audit Committee are financially literate and    executive
John E. Feick                     the Board of Directors has determined that Mr. Dreier meets the           sessions with
Irvin W. Maloney                  Securities and Exchange Commission's definition of "audit committee       no members of
Aziz D. Syriani (Chair)           financial expert". The Audit Committee Report with respect to             management
Rosemary Tomich (Vice Chair)      Occidental's financial statements is on page 21.                          present

                                  The primary duties of the Audit Committee are as follows:

                                  o  hires the independent auditors to audit the consolidated financial statements, books, records and accounts of Occidental and its subsidiaries
                                  o  discusses the scope and results of the audit with the
                                     independent auditors
                                  o  discusses Occidental's financial accounting and reporting principles and the adequacy of Occidental's internal accounting, financial and operating controls with the auditors and with management
                                  o  reviews all reports of internal audits submitted to the Audit
                                     Committee and management's actions with respect thereto
                                  o  reviews the appointment of the senior internal auditing executive
                                  o  oversees all matters relating to Occidental's Code of Business
                                     Conduct compliance program


DIVIDEND COMMITTEE                o  has authority to declare the quarterly cash dividend on the            1 meeting
                                     Common Stock
Dr. Ray R. Irani
Aziz D. Syriani

---------------------------------------------------------------------------------------------------------------------------
                                                                                                              MEETINGS OR
                                                                                                            WRITTEN ACTIONS
       NAME AND MEMBERS                                      RESPONSIBILITIES                                   IN 2003
---------------------------------------------------------------------------------------------------------------------------
EXECUTIVE COMPENSATION AND        o  reviews and approves the corporate goals and objectives                4 meetings
HUMAN RESOURCES COMMITTEE            relevant to the compensation of the Chief Executive Officer            including 3
                                     ("CEO"), evaluates the CEO's performance and determines and            executive
Ronald W. Burkle                     approves the CEO's compensation level                                  sessions with
John S. Chalsty (Chair)           o  reviews and approves the annual salaries, bonuses and other            no members of
Irvin W. Maloney (Vice Chair)        benefits of all other executive officers                               management
Rosemary Tomich                   o  administers Occidental's stock-based incentive compensation            present
                                     plans
                                  o  periodically reviews the performance of the plans and their rules
                                  o  reviews new executive compensation programs
                                  o  periodically reviews the operation of existing executive compensation programs as well as policies for the
                                     administration of executive compensation
                                  o  reviews annually director compensation

                                  The Executive Compensation and Human Resources Committee's
                                  report on executive compensation begins on page 16.


NOMINATING AND CORPORATE          o  recommends candidates for election to the Board                        5 meetings
GOVERNANCE COMMITTEE              o  is responsible for the periodic review and interpretation of
                                     Occidental's Governance Policies and consideration of other
Edward P. Djerejian                  governance issues
Aziz D. Syriani (Vice Chair)      o  oversees the evaluation of the Board and management
Rosemary Tomich (Chair)
Walter L. Weisman                 See page 26 for information on how nominees are selected and instructions on how to recommend nominees for the Board.


ENVIRONMENTAL, HEALTH AND         o  reviews and discusses with management the status of health,            5 meetings
SAFETY COMMITTEE                     environment and safety issues, including compliance with
                                     applicable laws and regulations
Edward P. Djerejian               o  reviews the results of internal compliance reviews and
John E. Feick                        remediation projects
Rodolfo Segovia (Chair)           o  reports periodically to the Board on environmental, health and
Rosemary Tomich                      safety matters affecting Occidental and its subsidiaries


COMPENSATION OF DIRECTORS: For the term expiring at the 2004 Annual Meeting, non-employee directors were paid a retainer of $35,000 per year, plus $1,250 for each meeting of the Board of Directors or of its committees they attended and, pursuant to the 1996 Restricted Stock Plan for Non-Employee Directors, received an annual grant of 2,500 shares of Common Stock, plus an additional 300 shares of Common Stock for each committee he or she chaired or for serving as lead independent director. The annual retainer for the term expiring in 2005 will be $50,000. Directors are eligible to participate in the Occidental Petroleum Foundation Matching Gift Program, which provides matching contributions of up to an aggregate of $25,000 per year to institutions of higher learning and arts and cultural organizations. In addition, Occidental reimburses non-employee directors for expenses related to service on the Board, including hotel, airfare and meals for themselves and their significant others, and permits, subject to availability, non-employee directors to make use of company aircraft and office space. One non-employee director also serves as a director of the Occidental Petroleum Corporation Foundation and received $1,250 for attending the single Foundation meeting in 2003.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE: Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder, Occidental's executive officers, directors and any beneficial owner of more than 10 percent of any class of Occidental's equity securities are required to file with the Securities and Exchange Commission and the New York Stock Exchange reports of ownership and changes in ownership of common stock. Copies of such reports are required to be furnished to Occidental. Based solely on its review of the copies of the reports furnished to Occidental, or written representations that no reports were required, Occidental believes that, during 2003, all persons required to report complied with the Section 16(a) requirements.


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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
--------------------------------------------------------------------------------

     At the close of business on March 3, 2004, the beneficial owners of common stock shown below were the only persons known to Occidental to be the beneficial owners of five percent or more of the outstanding voting securities of Occidental.

-----------------------------------------------------------------------------------------------------------------------------
                                                     PERCENT OF
                                       NUMBER OF     OUTSTANDING        SOLE           SHARED           SOLE         SHARED
                                         SHARES         COMMON         VOTING          VOTING        INVESTMENT    INVESTMENT
NAME AND ADDRESS                         OWNED          STOCK          SHARES          SHARES          SHARES        SHARES
-----------------------------------------------------------------------------------------------------------------------------
AXA Financial Inc.                   26,592,659(1)     6.9%(1)     11,563,602(1)    5,288,827(1)   26,367,859(1)   224,800(1)
1290 Avenue of the Americas
New York, New York 10104

Barclays Global Investors, N.A.      29,588,143(2)     7.6%(2)     25,791,150(2)            0(2)   25,791,150(2)         0(2)
45 Fremont Street
San Francisco, California 94105

Barrow, Hanley, Mewhinney            23,861,720(3)     6.2%(3)      5,829,306(3)   18,032,414(3)   23,861,720(3)         0(3)
& Strauss, Inc.
One McKinney Plaza
3232 McKinney Avenue, 15th Floor
Dallas, Texas 75024-2429

Dodge & Cox                          22,726,637(4)     5.9%(4)     21,237,117(4)      253,100(4)   22,726,637(4)         0(4)
One Sansome Street, 35th Floor
San Francisco, California 94104

-----------------------------------------------------------------------------------------------------------------------------

     (1) Pursuant to Amendment No. 4 to Schedule 13G, filed as of February 10, 2004 with the Securities and Exchange Commission.

     (2) Pursuant to Schedule 13G, filed as of February 17, 2004 with the Securities and Exchange Commission.

     (3) Pursuant to Schedule 13G, filed as of February 11, 2004 with the Securities and Exchange Commission.

     (4) Pursuant to Amendment No. 3 to Schedule 13G, filed as of February 17, 2004 with the Securities and Exchange Commission.

     The following table sets forth certain information regarding the beneficial ownership of common stock as of February 29, 2004, by each of the named executive officers, the directors of Occidental and all executive officers and directors as a group.

------------------------------------------------------------------------------------------------------------------------------------
                        SOLE VOTING                                                       PERCENT OF     RESTRICTED/
                            AND                                         TOTAL SHARES     OUTSTANDING     PERFORMANCE       DEFERRED
                         INVESTMENT      RESTRICTED     EXERCISABLE     BENEFICIALLY        COMMON          STOCK           STOCK
NAME                     SHARES(1)        SHARES(2)      OPTIONS(3)       OWNED(4)         STOCK(5)        UNITS(6)        UNITS(7)
------------------------------------------------------------------------------------------------------------------------------------
Ronald W. Burkle           10,000          12,000             N/A           22,000                             N/A             N/A
John S. Chalsty             5,000           8,450             N/A           13,450                             N/A             N/A
Stephen I. Chazen          49,148          80,000         777,212          906,360                         243,028         182,450
Donald P. de Brier         38,186          18,000         499,336          555,522                         143,744         167,787
Edward P. Djerejian         1,144          12,606             N/A           13,750                             N/A             N/A
R. Chad Dreier              5,000           3,333             N/A            8,333                             N/A             N/A
John E. Feick               1,000          12,000             N/A           13,000                             N/A             N/A
Ray R. Irani              404,197          90,000       3,420,473        3,914,670             1.0%        876,319         672,775
Dale R. Laurance           57,209          50,000         400,000          507,209                         368,890         374,317
Irvin W. Maloney            4,567          13,550             N/A           18,117                             N/A             N/A
John W. Morgan(8)          49,554          14,000         610,834          674,388                         112,050          71,512
Rodolfo Segovia(9)          9,087          13,652             N/A           22,739                             N/A             N/A
Aziz D. Syriani             1,000          14,620             N/A           15,620                             N/A             N/A
Rosemary Tomich             4,500          14,450             N/A           18,950                             N/A             N/A
Walter L. Weisman           2,000           4,167             N/A            6,167                             N/A             N/A
------------------------------------------------------------------------------------------------------------------------------------
All executive officers    765,394(8)(9)   372,828       6,165,084        7,303,306            1.87%      1,941,348       1,589,509
and directors as a
group (19 persons)
------------------------------------------------------------------------------------------------------------------------------------

     (1) Includes shares held through the Occidental Petroleum Corporation Savings Plan.

     (2) For non-employee directors, includes shares for which investment authority has not vested under the 1996 Restricted Stock Plan. For executive officers, includes shares for which investment authority has not vested pursuant to either the 1995 Incentive Stock Plan or the 2001 Incentive Compensation Plan.

     (3) Includes options which will be exercisable within 60 days.

     (4) Total is the sum of the first three columns.

     (5) Unless otherwise indicated, less than one percent.

     (6) Includes the restricted stock unit awards made pursuant to the 2001 Incentive Compensation Plan and target award under performance stock grants made pursuant to the 1995 Incentive Stock Plan and 2001 Incentive Compensation Plan. Until the restricted or performance period ends, as applicable, and, in the case of performance awards, the awards are certified, no shares of common stock are issued. However, grant recipients receive dividend equivalents on the restricted stock units during the restricted period and on the target share amount during the performance period.

     (7) Includes shares earned under restricted stock and performance stock awards that were deferred at the end of the restricted or performance period, as applicable. During the deferral period, dividend equivalents are paid in cash or accrued as additional stock units depending on the participant's deferral election.

     (8) Includes 400 shares held by Mr. Morgan's wife.

     (9) Includes 6,785 shares held by Mr. Segovia as trustee for the benefit of his children.

--------------------------------------------------------------------------------
EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

COMPENSATION TABLES

     Set forth below are tables showing: (1) in summary form, the compensation paid, for the years shown in the table, to Dr. Irani and the four other highest-paid executive officers of Occidental serving as executive officers on December 31, 2003; (2) the options and stock appreciation rights granted to such executives in 2003; (3) exercise and year-end value information pertaining to stock options and stock appreciation rights granted to such executives; and (4) long-term incentive plan awards granted and paid to such executives with respect to their performance through 2003.

                                                    SUMMARY COMPENSATION TABLE
---------------------------------------------------------------------------------------------------------------------------------
                                        Annual Compensation                       Long-Term Compensation
                             -----------------------------------------   ---------------------------------------
                                                                                   Awards               Payouts
                                                                         --------------------------   ----------
                                                            Other         Restricted    Securities
                                                            Annual          Stock       Underlying       LTIP         All Other
Name and                       Salary        Bonus     Compensation(1)   Award(s)(2)   Options/SARs   Payouts(3)    Compensation
Principal Position    Year       ($)          ($)            ($)             ($)            (#)           ($)            ($)
---------------------------------------------------------------------------------------------------   ----------   --------------
Ray R. Irani,         2003   $1,300,000   $3,120,000      $ 384,625(4)   $11,357,096        700,000   $7,636,442   $1,297,879(5)
Chairman and Chief    2002   $1,300,000   $2,990,000      $ 460,960(4)   $10,386,705        600,000   $5,734,426   $1,057,896(5)
Executive Officer     2001   $1,300,000   $2,600,000      $ 346,635(4)   $ 2,225,700      1,300,000   $1,259,857   $  886,374(5)

Dale R. Laurance,     2003   $1,030,000   $1,750,000      $  76,740(6)   $ 4,043,513        350,000   $4,320,343   $  681,878(7)
President             2002   $1,030,000   $1,700,000      $  96,945(6)   $ 4,015,626        300,000   $3,242,650   $  604,950(7)
                      2001   $1,030,000   $1,640,000      $ 128,970(6)   $ 1,236,500        450,000   $  748,066   $  514,530(7)

Stephen I. Chazen,    2003   $  600,000   $  900,000      $       0      $ 3,240,428        300,000   $1,669,773   $  447,645(8)
EVP and Chief         2002   $  600,000   $  800,000      $       0      $ 3,323,314        250,000   $1,242,432   $  383,535(8)
Financial Officer     2001   $  600,000   $  720,000      $       0      $   989,200        325,000   $  233,093   $  299,928(8)

Donald P. de Brier,   2003   $  551,000   $  650,000      $       0      $ 1,620,992        150,000   $1,547,128   $  241,590(9)
EVP, General          2002   $  551,000   $  600,000      $       0      $ 1,592,469        125,000   $1,194,682   $  216,121(9)
Counsel and           2001   $  551,000   $  550,000      $       0      $   445,140        200,000   $  233,093   $  161,778(9)
Secretary

John W. Morgan,       2003   $  465,000   $  550,000      $       0      $ 1,540,217        120,000   $1,225,997   $  154,360(10)
EVP Worldwide         2002   $  440,000   $  475,000      $       0      $   893,598        107,500   $  776,563   $  140,053(10)
Production            2001   $  440,000   $  425,000      $       0      $   346,220        180,000   $  120,101   $  135,758(10)
---------------------------------------------------------------------------------------------------------------------------------

     (1) Does not include the cost of security services that Occidental believes are required to safeguard its executive officers. Since 2002, employees are required to reimburse Occidental for any personal use of company aircraft. A zero in the column means that the executive did not receive perquisites or other personal benefits, securities or property exceeding $50,000 in that year.

     (2) Includes restricted stock unit awards made in July and December 2003 to the executive officers listed pursuant to the Occidental Petroleum Corporation 2001 Incentive Compensation Plan, subject to a three-year vesting period for the July award and a five-year vesting period for the December award. During the vesting period, dividend equivalents are credited on the restricted stock units in an amount equal to the per share dividend declared per share of common stock and cash equal to the dividend equivalent is paid to the grantee. As of December 31, 2003, Dr. Irani held an aggregate of 728,058 restricted shares and units, having a value of $30,753,170; Dr. Laurance 285,377 shares and units, having a value of $12,054,324; Mr. Chazen 267,876 shares and units, having a value of $11,315,082; Mr. de Brier 111,886 shares and units, having a value of $4,726,065; and Mr. Morgan 82,590 shares and units, having a value of $3,488,602.

     (3) The payout was determined based on a peer company comparison of total stockholder return. See "Report of the Executive Compensation and Human Resources Committee" on page 16 for information concerning the modification of the awards to adjust for peer group companies that have merged or ceased to exist during the Performance Period.

     (4) Includes for 2003, 2002 and 2001, respectively, unless otherwise noted:
$80,125, $130,491 and $32,885 for club dues; and $304,500, $330,469 and $313,750 for tax preparation and financial planning services.

     (5) Includes for 2003, 2002 and 2001, respectively, unless otherwise noted:
$92,499, $24,958 and $13,144 of director's fees paid by equity investees of Occidental (for 2003 and 2002, includes the value, as of the date of award, of restricted stock units received from Lyondell Chemical Company, in addition to cash retainer); $12,000, $11,000, and $10,200 credited pursuant to the Occidental Petroleum Corporation Savings Plan (the "Savings Plan"); $16,000, $17,800, $14,600 credited pursuant to the Occidental Petroleum Corporation Retirement Plan (the "Retirement Plan"), a tax-qualified, defined contribution plan that provides retirement benefits for salaried employees of Occidental and certain of its subsidiaries; $563,750, $498,245 and $463,570 credited pursuant to the Occidental Petroleum Corporation Supplemental Retirement Plan (the "Supplemental Retirement Plan"), a nonqualified plan that was established to provide designated senior executives of Occidental and its subsidiaries with benefits that will compensate them for certain limitations imposed by federal law on contributions that may be made pursuant to the Retirement Plan and Savings Plan; $579,583, $454,143 and $352,360 of accrued interest on deferred compensation; $32,500, $32,500 and $32,500 for term life insurance premiums; $1,547 and $1,250 (2003 and 2002 only) for excess liability insurance premiums; and $18,000 (2002 only) credited pursuant to the Occidental Petroleum Corporation Deferred Compensation Plan to compensate for the matching contribution not made under the Savings Plan because of the deferral of a portion of base salary ("DCP Savings Match").

     (6) Includes for 2003, 2002 and 2001, respectively, unless otherwise noted, $34,740, $51,945 and $45,538 for club membership and dues; $43,432 for personal use of company aircraft (2001 only); and $42,000, $45,000 and $40,000 for tax preparation and financial planning services.

     (7) Includes for 2003, 2002 and 2001, respectively, unless otherwise noted:
$12,000, $11,100 and $10,200 credited pursuant to the Savings Plan; $16,000, $17,800 and $14,600 credited pursuant to the Retirement Plan; $359,540, $348,845 and $325,480 credited pursuant to the Supplemental Retirement Plan; $288,741, $221,905 and $160,200 of accrued interest on deferred compensation; $4,050, $4,050 and $4,050 for term life insurance premiums; and $1,547 and $1,250 (2003 and 2002 only) for excess liability insurance premiums.

     (8) Includes for 2003, 2002 and 2001, respectively, unless otherwise noted:
$92,499 and $62,958 of directors fees paid by equity investees of Occidental (2003 and 2002 only, includes the value as of the date of award of restricted stock units received from Lyondell Chemical Company in addition to cash retainer); $12,000, $11,100 and $10,200 credited pursuant to the Savings Plan; $16,000, $17,800 and $14,600 credited pursuant to the Retirement Plan; $172,850, $161,555 and $162,910 credited pursuant to the Supplemental Retirement Plan; $152,749, $128,872 and $112,218 of accrued interest on deferred compensation; and $1,547 and $1,250 (2003 and 2002 only) for excess liability insurance premiums.

     (9) Includes for 2003, 2002 and 2001, respectively, unless otherwise noted:
$12,000, $11,100 and $10,200 credited pursuant to the Savings Plan; $16,000, $17,800 and $14,600 credited pursuant to the Retirement Plan; $139,883, $132,188 and $135,103 credited pursuant to the Supplemental Retirement Plan; $34,005, $34,005 and $1,875 for term life insurance premiums; $41,155 and $19,778 of accrued interest on deferred compensation (2003 and 2002 only); and $1,547 and $1,250 (2003 and 2002 only) for excess liability insurance premiums.

     (10) Includes for 2003, 2002 and 2001, respectively, unless otherwise noted: $12,000, $11,100 and $11,050 credited pursuant to the Savings Plan; $16,000, $17,800 and $14,600 credited pursuant to the Retirement Plan; $105,742, $93,473 and $95,788 credited pursuant to the Supplemental Retirement Plan; $15,831, $13,190 and $11,080 of accrued interest on deferred compensation; $1,547 and $ 1,250 (2003 and 2002 only) for excess liability insurance premiums; and $3,240, $3,240 and $3,240 credited pursuant to the DCP Savings Match.

                                                  OPTION/SAR GRANTS IN 2003
----------------------------------------------------------------------------------------------------------------------------
                           Number                                                                Potential Realizable Value
                       of Securities     Percent of Total                                         at Assumed Annual Rates
                         Underlying        Options/SARs                                         of Stock Price Appreciation
                        Options/SARs        Granted to         Exercise or                           for Option Term(4)
                         Granted(1)        Employees in       Base Price(2)     Expiration     -----------------------------
Name                        (#)                2003             ($/Share)         Date(3)           5%               10%
----------------------------------------------------------------------------------------------------------------------------
Ray R. Irani                 3,212             0.06%            $   31.13         7/16/13      $     62,883     $    159,358
                           696,788            13.42%            $   31.13         7/16/13      $ 13,641,360     $ 34,569,884

Dale R. Laurance             3,212             0.06%            $   31.13         7/16/13      $     62,883     $    159,358
                           346,788             6.68%            $   31.13         7/16/13      $  6,789,239     $ 17,205,263

Stephen I. Chazen            3,212             0.06%            $   31.13         7/16/13      $     62,883     $    159,358
                           296,788             5.72%            $   31.13         7/16/13      $  5,810,364     $ 14,724,603

Donald P. de Brier           3,212             0.06%            $   31.13         7/16/13      $     62,883     $    159,358
                           146,788             2.83%            $   31.13         7/16/13      $  2,873,741     $  7,282,623

John W. Morgan               3,212             0.06%            $   31.13         7/16/13      $     62,883     $    159,358
                           116,788             2.25%            $   31.13         7/16/13      $  2,286,416     $  5,794,227
----------------------------------------------------------------------------------------------------------------------------

     (1) In July 2003 each of the named executive officers received a simultaneous grant of Incentive Stock Options ("ISOs") and Non-qualified Stock Options ("NQSOs"). The ISOs are listed first in the foregoing table and the NQSOs are listed second. The ISOs and NQSOs were granted subject to a three-year vesting period, with approximately one-third of the options granted becoming exercisable each year commencing on the first anniversary of the grant date and ending on the third anniversary. The vesting and exercisability of the options will be accelerated in the event of a Change of Control (as defined in the 2001 Incentive Compensation Plan). No stock appreciation rights were granted in 2003.

     (2) Options are granted at market price on the day of the grant. The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares or by offset of the underlying shares, subject to certain conditions.

     (3) The options were granted for terms of 10 years. Upon the termination of an optionee's employment, the options continue to vest and remain exercisable (depending on the cause of termination) for a period of up to the remaining term of each option. However, under the provisions of his employment agreement, the options granted to Dr. Irani become fully vested immediately in the event of termination by Occidental or his retirement and are then exercisable for the remaining term of the option. Under the terms of his employment agreement, the options granted to Dr. Laurance become fully vested immediately in the event of termination by Occidental and are exercisable for the remaining term of the option. Under the terms of their respective employment agreements, the options granted to Messrs. Chazen and de Brier continue to vest in the event of termination by Occidental and are exercisable for the remaining term of the agreement. See "Employment Agreements" below.

     (4) The dollar amounts in these columns are the result of calculations at the 5 percent and 10 percent annual appreciation rates for the term of the options (10 years) as required by the Securities and Exchange Commission, and therefore are not intended to predict future appreciation, if any, in the price of Occidental common stock.

                                          AGGREGATED OPTIONS/SAR EXERCISES IN 2003
                                          AND DECEMBER 31, 2003 OPTION/SAR VALUES
---------------------------------------------------------------------------------------------------------------------------
                                                              Number of Securities                Value of Unexercised
                                                             Underlying Unexercised            In-the-Money Options/SARs
                          Shares                            Options/SARs at 12/31/03                 at 12/31/03(2)
                         Acquired          Value        -------------------------------     -------------------------------
                       on Exercise      Realized(1)      Exercisable      Unexercisable      Exercisable      Unexercisable
Name                       (#)              ($)              (#)               (#)               ($)               ($)
---------------------------------------------------------------------------------------------------------------------------
Ray R. Irani             458,841       $  8,054,374       4,020,473         1,533,333       $  73,233,481     $  20,813,328
Dale R. Laurance         864,439       $ 11,459,323       1,413,786           700,000       $  23,406,578     $   9,374,000
Stephen I. Chazen        411,069       $  5,170,553       1,227,212           574,999       $  22,101,002     $   7,646,068
Donald P. de Brier       420,210       $  5,140,149         624,336           299,999       $  10,442,821     $   4,016,651
John W. Morgan           126,720       $  2,119,848         610,834           251,666       $  11,091,098     $   3,395,639
---------------------------------------------------------------------------------------------------------------------------

     (1) Represents the difference between the closing price of the common stock on the New York Stock Exchange on the exercise date and the option exercise price.

     (2) The value of unexercised in-the-money options is calculated by multiplying the number of underlying shares by the difference between the closing price of the common stock on the New York Stock Exchange at December 31, 2003 and the option exercise price.


                                     LONG-TERM INCENTIVE PLAN -- AWARDS IN 2003(1)
----------------------------------------------------------------------------------------------------------------------
                                                                               Estimated Future Payouts Under
                                                Performance or                  Non-Stock Price-Based Plans
                       Number of Shares,         Other Period        -------------------------------------------------
                            Units or         Until Maturation or       Threshold           Target           Maximum
Name                    Other Rights (#)            Payout           (# of shares)     (# of shares)     (# of shares)
----------------------------------------------------------------     -------------     -------------     -------------
Ray R. Irani                 68,542               4 years(2)               0               68,542           137,084

Dale R. Laurance             36,204               4 years(3)               0               36,204            72,408

Stephen I. Chazen            14,763               4 years(4)               0               14,763            29,526

Donald P. de Brier           13,558               4 years(4)               0               13,558            27,116

John W. Morgan               11,442               4 years(4)               0               11,442            22,884
----------------------------------------------------------------------------------------------------------------------

     (1) Performance Stock Awards were made in January 2003 pursuant to the 2001 Incentive Compensation Plan. The number of shares received at the end of the performance period will depend on the attainment of performance objectives based on a peer company comparison of total stockholder return. Depending on Occidental's ranking among its peers and subject to the grantee remaining employed throughout the performance period, the grantee receives shares of common stock in an amount ranging from 0 percent to 200 percent of the Target Share Award; provided, however, if the grantee dies, becomes disabled, retires or is terminated for the convenience of Occidental during the performance period, then the grantee will forfeit the right to receive a pro rata portion of the payout based on the days remaining in the performance period after such event. During the performance period, dividend equivalents are credited on the Target Shares in an amount equal to the per share dividend declared per share of common stock and cash equal to the dividend equivalent is paid to the grantees. In the event of a Change of Control (as defined in the 2001 Incentive Compensation Plan), the grantee's right to receive the number of Target Shares becomes nonforfeitable.

     (2) Under the terms of his employment agreement, any long-term incentive awards granted to Dr. Irani become fully vested immediately in the event of termination by Occidental or his retirement. See "Employment Agreements" below.

     (3) Under the terms of his employment agreement, any long-term incentive awards granted to Dr. Laurance become fully vested immediately in the event of termination by Occidental. See "Employment Agreements" below.

     (4) Under the terms of their respective employment agreements, the performance period for the entire award granted to Messrs. Chazen and de Brier continues in the event of termination without cause for the remaining term of the agreement. See "Employment Agreements" below.

EMPLOYMENT AGREEMENTS

     The following are summaries of the employment agreements between Occidental and the executive officers named in the Compensation Tables, except Mr. Morgan, who does not have an employment agreement. Copies of the agreements are available as exhibits to Occidental's periodic reports filed with the Securities and Exchange Commission.

DR. IRANI: On November 17, 2000, Dr. Irani entered into an amended and restated employment agreement with Occidental. The agreement, as amended, is for a term expiring on the earlier of Occidental's 2007 Annual Meeting of Stockholders or May 30, 2007 with an annual salary at a minimum rate of $1,250,000, subject to annual increase (and, as part of across-the-board reductions for other officers, decrease) at the reasonable discretion of the Board of Directors and the Executive Compensation and Human Resources Committee. In addition, Dr. Irani is eligible for a discretionary annual cash bonus and to participate in Occidental's qualified and nonqualified retirement plans, its incentive stock plan, deferred compensation plan and any future performance plans adopted by Occidental as well as any group life insurance, medical care (including coverage for his wife and children), disability and other plans or benefits which Occidental may provide for him. Prior to his retirement, Dr. Irani will receive life insurance at least equal to three times his highest career annual salary, which life insurance shall be assignable at Dr. Irani's option. During the term of his employment, Dr. Irani will receive six weeks paid vacation each calendar year (which will accrue and for which he will be entitled to be paid for any accrued but unused vacation time upon termination of the agreement) and the minimum perquisites to which he was entitled prior to the effective date of his agreement. See also footnote (4) to the Compensation Table on page 10.

     Following his retirement or upon the termination of his employment by Occidental, Dr. Irani will continue to receive life insurance equal to twice his highest career annual salary, medical benefits and the personal tax, accounting and financial planning services currently provided to him. Upon retirement, notwithstanding the provisions of the award agreements, all of Dr. Irani's unvested stock options and restricted stock awards will immediately vest and his performance stock awards will become immediately vested and fully payable. If the agreement is terminated due to Dr. Irani's death, Dr. Irani's estate will be entitled to a pro rata portion of any bonus he was eligible to receive for the year of his death. If Dr. Irani is married at the time of his death, his wife will be entitled, for the remainder of her life, to continuation of medical benefits. If Dr. Irani is terminated by Occidental for any reason, or if Dr. Irani terminates employment because Occidental materially breaches the agreement, Dr. Irani is entitled to receive three times his highest annual salary and bonus for any calendar year commencing with January 1, 2000 (subject to certain offsets of disability benefits in the case of termination due to disability), without obligation to mitigate, payable, at Dr. Irani's option, in equal monthly installments over three years or in an undiscounted lump sum. In such event of termination, Dr. Irani is also entitled to receive his medical, welfare and life insurance benefits; and if such termination is not due to death or disability, his existing perquisites and the full and immediate vesting of his restricted stock, stock options and any other long-term incentive benefits; provided that the options or stock appreciation rights shall be exercisable as if he had retired on such date and that nothing in his employment agreement affects his existing grant agreements. If after termination of his employment Dr. Irani is not eligible to participate in Occidental's benefit plans as contemplated by his employment agreement, then Occidental will provide Dr. Irani with substantially equivalent benefits and will reimburse him for any additional tax liabilities incurred by him as a result of his receipt of such benefits. If Occidental materially breaches the agreement and does not cure the breach after notice thereof, Dr. Irani may terminate his employment and treat such occurrence as if it were a termination by Occidental; provided that it shall not be a material breach if, following the merger or sale of Occidental or substantially all of its assets, Dr. Irani continues to have substantially the same executive duties and reports to the acquirer's board of directors. The agreement also holds Dr. Irani harmless from the effects of any excise or other taxes payable under or as a result of Sections 280G and 4999 of the Internal Revenue Code of 1986 or comparable state law by reason of a change of control, including taxes payable on any amounts paid pursuant to this hold harmless provision. During and after the term of the agreement, Dr. Irani is entitled to the payment of all legal fees other than those of a purely personal nature. In addition, the agreement provides for additional indemnification for Dr. Irani to the fullest extent permitted by applicable law and for Occidental to maintain Directors' and Officers' liability insurance with policy limits aggregating not less than $100 million, insuring Dr. Irani against occurrences which occur during the term of the agreement.

DR. LAURANCE: On November 17, 2000, Dr. Laurance entered into an amended and restated employment agreement with Occidental. The agreement, as amended, is for a five-year term with an annual salary at a minimum rate of $990,000, subject to annual increase (and, as part of across-the-board reductions for other officers, decrease) at the reasonable discretion of the Board of Directors and the Executive Compensation and Human Resources Committee. In addition, Dr. Laurance is eligible for a discretionary annual cash bonus and to participate in Occidental's qualified and nonqualified retirement plans, its incentive stock plan, deferred compensation plan and any future performance plans adopted by Occidental as well as any group life insurance, medical care (including coverage for his wife and children), disability and other plans or benefits which Occidental may provide for him. Prior to his retirement, Dr. Laurance will receive life insurance at least equal to three times his highest career annual salary, which insurance shall be assignable at Dr. Laurance's option. During the term of his employment, Dr. Laurance will receive the minimum perquisites to which he was entitled prior to the effective date of his agreement. See also footnote (6) to the Compensation Table on page 11.

     Following his retirement or upon the termination of his employment by Occidental, Dr. Laurance will continue to receive life insurance equal to twice his highest career annual salary, medical benefits no less favorable than those provided to Dr. Laurance prior to such retirement or termination, and the personal tax, accounting and financial planning services he currently receives. If the agreement terminates due to Dr. Laurance's death, Dr. Laurance's estate will be entitled to a pro rata portion of any bonus he was entitled to have received for the year of his death. If Dr. Laurance is married at the time of his death, his wife will be entitled, for the remainder of her life, to continuation of medical benefits. If Dr. Laurance is terminated by Occidental for any reason, or if Dr. Laurance terminates employment because Occidental materially breaches the agreement, Dr. Laurance is entitled to receive three times his highest annual salary and bonus for any calendar year commencing with January 1, 2000 (subject to certain offsets of disability benefits in the case of termination due to disability) without obligation to mitigate, payable, at Dr. Laurance's option, in equal monthly installments over three years or in an undiscounted lump sum. In such event of termination, Dr. Laurance is also entitled to receive his medical, welfare and life insurance benefits; and if such termination is not due to death or disability, the full and immediate vesting of his restricted stock, stock options and any other long-term incentive benefits; provided that the options or stock appreciation rights shall be exercisable as if he had retired on such date and that nothing in his employment agreement affects his existing grant agreements. If after termination of his employment Dr. Laurance is not eligible to participate in Occidental's benefit plans as contemplated by his employment agreement, then Occidental will provide Dr. Laurance with substantially equivalent benefits and will reimburse him for any additional tax liabilities incurred by him as a result of his receipt of such benefits.

     If Occidental materially breaches the agreement and does not cure the breach after notice thereof, Dr. Laurance may terminate his employment and treat such occurrence as if it were a termination by Occidental; provided that it shall not be a material breach if, following the merger or sale of Occidental or substantially all of its assets, Dr. Laurance continues to have substantially the same executive duties and reporting relationships. The agreement also holds Dr. Laurance harmless from the effects of any excise or other taxes payable under or as a result of Sections 280G and 4999 of the Internal Revenue Code of 1986 or comparable state law by reason of a change of control, including taxes payable on any amounts paid pursuant to this hold harmless provision. During and after the term of the agreement, Dr. Laurance is entitled to the payment of all legal fees other than those of a purely personal nature. In addition, the agreement provides for additional indemnification for Dr. Laurance to the fullest extent permitted by applicable law and for Occidental to maintain Directors' and Officers' liability insurance with policy limits aggregating not less than $100 million, insuring Dr. Laurance against occurrences which occur during the term of the agreement.

MR. CHAZEN: Mr. Chazen has an employment agreement with Occidental for a term expiring in October 2005, providing for an annual salary of not less than $572,000. If Mr. Chazen's employment is terminated as a result of incapacity and he is a participant in and qualifies for benefits under Occidental's Long-Term Disability Plan, Occidental will pay Mr. Chazen the difference between 60 percent of his annual salary and the maximum annual disability benefit, for so long as he remains eligible to receive disability benefits. In the event he is terminated without cause, Mr. Chazen will receive an amount equal to twice the sum of his highest base salary and annual cash bonus target, which amount is payable over a two-year compensation period. During the compensation period, Mr. Chazen will continue to be eligible to participate in all employee benefit plans available to salaried employees and senior executives and to exercise options previously granted him that are or become exercisable. Following the compensation period, Mr. Chazen will continue as a consultant to Occidental until October 2005, at an annual salary of $50,000. During the compensation period and any consultancy period, any stock awards granted prior to Mr. Chazen's termination will continue to vest in the same manner and in the same amounts as if he continued as a full-time employee. Mr. Chazen may terminate the agreement at any time upon 60 days prior written notice.

MR. DE BRIER: Mr. de Brier has an employment agreement with Occidental for a term expiring in May 2008, providing for an annual salary of not less than $551,000. If Mr. de Brier's employment is terminated as a result of incapacity and he is a participant in and qualifies for benefits under Occidental's Long-Term Disability Plan, Occidental will pay Mr. de Brier the difference between 60 percent of his annual salary and the maximum annual disability benefit, for so long as he remains eligible to receive disability benefits. In the event he is terminated without cause, Mr. de Brier will receive an amount equal to twice the sum of his highest base salary and annual cash bonus target, which amount is payable in equal monthly installments over a two-year compensation period. During the compensation period, Mr. de Brier will continue to be eligible to participate in all employee benefit plans available to salaried employees and senior executives and to exercise options previously granted him that are or become exercisable. During the compensation period, any stock awards granted prior to Mr. de Brier's termination will continue to vest in the same manner and in the same amounts as if he continued as a full-time employee.

REPORT OF THE EXECUTIVE COMPENSATION AND HUMAN RESOURCES COMMITTEE

     The Executive Compensation and Human Resources Committee (the "Committee") is responsible for administering Occidental's executive compensation plans and programs and approves all elements of compensation for executive officers of Occidental. In performing its duties, the Committee has access to independent compensation consultants and outside survey data. The Committee reports regularly to the Board of Directors on its activities and obtains ratification by the non-employee members of the Board for all elements of cash compensation for the Chairman and Chief Executive Officer. The Committee is comprised of four outside directors who are not eligible to participate in Occidental's employee plans or programs.

COMPENSATION PHILOSOPHY AND PRACTICES: The Board believes that the attraction and retention of top-quality executive talent are fundamental to Occidental's continued success and that appropriate executive compensation programs are key elements in attracting and retaining such talent. The Committee is responsible to the Board for ensuring that individuals in executive positions are compensated in a manner that promotes Occidental's business objectives and clearly aligns the interests of management and stockholders. To support this philosophy, the following principles provide a framework for the executive compensation program:

     o Focus on pay for performance to encourage the retention of employees who make significant contributions to Occidental's performance; link pay to the achievement of financial goals set in advance for senior management cash incentive compensation plans; make sure that the linkage between executive compensation and business performance also enhances stockholder value.

     o Encourage executive stock ownership through guidelines and the appropriate design of executive compensation programs.

     o Maintain a suitable balance between base salary and annual and long-term incentive opportunities, with significant portions of executive compensation at risk and dependent upon the enhancement of stockholder value.

     Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, limits the deductibility of compensation in excess of $1 million paid to Occidental's Chief Executive Officer and other named executive officers, unless such compensation is based upon stock price appreciation over market value at the date of grant (in the case of stock options) or predetermined quantifiable performance goals (in the case of other incentive compensation). Although the Committee considers the tax consequences of its compensation decisions, it is not the policy of the Committee to pay only deductible compensation, rather the Committee gives priority to other objectives in circumstances it deems appropriate.

     Occidental's executive compensation programs are targeted to provide competitive total compensation levels (including both annual and long-term incentives) commensurate with performance. Compensation is benchmarked against data developed by independent consultants using historical surveys of the oil and gas industry, in addition to historical surveys of large general industry companies. These companies have executive positions similar to those at Occidental in terms of scope of responsibility, and they are representative of the various markets in which Occidental competes for executive talent. This is a broader and more diverse set of companies than those included in the selected peer groups for the Performance Graph on page 19.

     Occidental offers employment agreements to key executives only when it is in the best interest of Occidental and its stockholders to attract and retain such key executives and to ensure the continuity and stability of management. In accordance with a policy adopted by the Board of Directors in September 1992, no employment agreements with new executives will contain provisions, commonly referred to as "golden parachutes," that provide for additional severance benefits in the event of a change of control. For a summary of the employment agreements for four of the five named executive officers, see "Employment Agreements" at page 13.

COMPONENTS OF EXECUTIVE COMPENSATION: The compensation program for executive officers consists of the following components:

ANNUAL CASH COMPENSATION: Includes base salary and any cash incentive award earned for the year's performance. Both salary and the annual incentive target opportunity are established for each executive officer based on job responsibilities, level of experience, overall business performance and individual contribution to the business, as well as analyses of historical competitive industry practice. The Committee makes annual cash incentive awards, under the Occidental Petroleum Corporation Executive Incentive Compensation Plan, with 60 percent of the award based on Occidental's performance as measured against predetermined financial targets and 40 percent based on a subjective assessment of an executive's achievement of predetermined individual performance objectives, as well as the executive's response to unanticipated challenges during the plan year. Financial measures include earnings per share, earnings, cash flow, and cost reduction and directly align executive pay with Company profitability.

LONG-TERM INCENTIVE COMPENSATION: Includes stock options, performance stock awards, and restricted stock or restricted share unit awards. The objectives for these awards are to encourage executives to view Occidental from the stockholders' perspective, to create a long-term incentive to increase stockholder value, and to retain executives who possess the skills that are crucial to the ongoing success of Occidental. Stock option gains depend on the creation of incremental stockholder value and performance stock award opportunities depend upon the attainment of cumulative financial targets over four-year performance periods. These long-term grants represent a significant portion of the total compensation value provided to executive officers. Award sizes are based both upon individual performance, level of responsibility and potential to make significant contributions to Occidental, as well as upon award levels at other companies included in the competitive surveys. In addition, long-term incentives granted in prior years are taken into consideration.

     o STOCK OPTIONS are generally granted annually to executives and other selected employees whose contributions and skills are critical to the long-term success of Occidental. Options are granted with an exercise price equal to the market price of Occidental's common stock on the date of grant, generally vest over a period of three years, and expire after ten years. These options only have value to the recipients if the price of Occidental's stock appreciates after the options are granted.

     o PERFORMANCE STOCK AWARDS provide senior management with an incentive linked to both multiple-year financial performance and stockholder value. Awards are intended to be made annually in the form of performance share units. For awards made in 2003, covering the period 2003 through 2006, senior corporate officers can earn share units based on Occidental's total stockholder return compared to a group of peer companies, and senior division officers can earn share units based on the total stockholder return comparison and the achievement of a targeted return on assets goal. Depending on the level of performance against the four-year comparisons and goals, as applicable, payout of the share units can range between 0 percent to 200 percent of the target awards. The share units are valued based upon the market price of Occidental's common stock. For the performance stock awards made in 2000, based on Occidental's performance during the four-year period from 2000 through 2003, 100 percent to 200 percent of the target awards were earned by the participants.

     o RESTRICTED STOCK/RESTRICTED SHARE UNIT AWARDS are designed to provide long-term retention incentives for certain key members of senior management. These awards are highly selective, limited to a very small group of executives, and equity-based, to tie them directly to stockholder return. The restriction period is usually three-to-five years.

COMPENSATION FOR THE CHAIRMAN AND CHIEF EXECUTIVE OFFICER: Under Dr. Irani's leadership, Occidental has executed an aggressive restructuring to create large, efficient oil and gas assets in core geographies, improve the cash contribution of the chemical business and significantly strengthen the balance sheet. Over the five-year period from December 31, 1998 to December 31, 2003, Occidental's total debt has decreased 26 percent while oil and gas production has increased almost 25 percent. During this same time period, the value of Occidental's Common Stock has appreciated by $8.8 billion, and Occidental has paid dividends to stockholders equal to $1.9 billion, for a total increase in stockholder value of $10.7 billion. As a direct result of these actions, Occidental's return to stockholders exceeds its peer group. See Performance Graph on page 19.

     The Committee looks at several factors in determining Dr. Irani's compensation, including Dr. Irani's leadership and vision in developing successful business strategies for Occidental in a competitive marketplace. Each year, the Committee approves primary performance goals for Dr. Irani. For 2003, the goals included (1) enhancement of the value of Occidental's portfolio of assets, (2) improvement in the quality and consistency of earnings, (3) strengthening the balance sheet and (4) improving the quality of Occidental's management. Compensation decisions are arrived at by the Committee during executive session without the presence of the Chairman and Chief Executive Officer and are ratified by the Board of Directors.

     The Committee acknowledged Dr. Irani's significant accomplishments with respect to his 2003 performance goals and his contributions to Occidental's success in 2003 by awarding him an annual cash incentive award of $3,120,000 for 2003, which is reported in the "Bonus" column of the Summary Compensation Table. Dr. Irani also earned a payout from his 2000 performance stock award, in the amount of 169,360 shares, based on Occidental's total stockholder return, for the period 2000 through 2003, compared to the total stockholder return for a group of peer companies. In certifying the award, the Committee modified the methodology for determining payout of the award to Dr. Irani and the other named executive officers to adjust for the fact that certain of the peer group companies listed in the award agreements had merged or ceased to exist by the end of the performance period. In addition, the Committee recognized that Occidental ranked at the top of the companies listed on page 19. Accordingly, Dr. Irani's target award was paid out at 200 percent, per the terms of the award.

     During 2003, the Committee granted Dr. Irani several long-term incentive awards. Effective January 2003, the Committee granted to Dr. Irani a target performance stock award in the amount of 68,542 shares. The actual payment of this award, which may vary from 0 percent to 200 percent of target, will be based on Occidental's total stockholder return compared to a group of peer companies during the 2003 through 2006 performance period. The award opportunity underscores Occidental's commitment to pay-for-performance over the long term. In July 2003, Dr. Irani received a stock option grant in the amount of 700,000 shares and a restricted share unit grant in the amount of 240,350 shares. The payment of the restricted share unit award is mandatorily deferred until retirement. In December 2003, the Committee awarded Dr. Irani a restricted share unit award in the amount of 100,000 shares in lieu of a 2004 merit increase to his base salary. Payment of the award is mandatorily deferred until retirement.

               Respectfully submitted,

               EXECUTIVE COMPENSATION AND HUMAN RESOURCES COMMITTEE

               John S. Chalsty (Chair)
               Irvin W. Maloney (Vice Chair)
               Ronald W. Burkle
               Rosemary Tomich

PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in the cumulative total return of the common stock with the cumulative total return of the Standard & Poor's 500 Stock Index and with that of the peer group over the five-year period ending on December 31, 2003. The graph assumes that $100 was invested in Occidental common stock, in the stock of the companies in the Standard & Poor's 500 Index and in an equal-weighted portfolio of the peer group companies at the beginning of the period (December 31, 1998) and that all dividends received within a quarter were reinvested in that quarter. The peer group companies are Amerada Hess Corporation, Anadarko Petroleum Corporation, Burlington Resources, Inc., ChevronTexaco Corporation, ConocoPhillips, Kerr-McGee Corporation, Occidental and Unocal Corporation.

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
      OF OCCIDENTAL COMMON STOCK, THE S&P 500 INDEX AND SELECTED PEER GROUP


                                [TABLE OMITTED]

       [THE FOLLOWING IS A TABULAR REPRESENTATION OF GRAPHICAL MATERIALS]


                                           12/31/1998     12/31/1999     12/31/2000     12/31/2001     12/31/2002     12/31/2003
                                           ----------     ----------     ----------     ----------     ----------     ----------
[SYMBOL 1]     [LINE 1]     Occidental        $100           $134           $158           $179           $199           $305

[SYMBOL 2]     [LINE 2]     Peer Group         100            120            157            144            132            166

[SYMBOL 3]     [LINE 3]     S&P 500            100            121            110             97             76             97

--------------------------------------------------------------------------------
PROPOSAL 2: RATIFICATION OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

CHANGE OF AUDITORS IN 2002

     Effective March 22, 2002, the Board of Directors of Occidental decided to no longer engage Arthur Andersen LLP as Occidental's independent auditors and engaged KPMG LLP to serve as such for the fiscal year 2002, in accordance with the recommendation of the Board's Audit Committee.

     Arthur Andersen LLP's audit reports on Occidental's consolidated financial statements for each of the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the two fiscal years ended December 31, 2001 and 2000 and the subsequent interim period preceding the decision to change independent auditors, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen LLP's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with the audit reports on Occidental's consolidated financial statements for such years, and there were no reportable events as defined in
Item 304(a)(1)(v) of Regulation S-K.

     In the years ended December 31, 2001 and 2000 and up to March 22, 2002, the date of KPMG LLP's engagement, Occidental did not consult KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Occidental's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

AUDIT AND OTHER FEES

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY AND PROCEDURES: The Audit Committee must give prior approval to any management request for any amount or type of service (audit, audit-related and tax services or, to the extent permitted by law, non-audit services) Occidental's independent auditor provides to Occidental. Additionally, the Audit Committee has delegated to the Committee Chair and Vice Chair full authority to approve any such request provided the Audit Committee Chair presents any approval so given to the Audit Committee at its next scheduled meeting. All audit, audit-related and tax services rendered by KPMG in 2003 were approved by the Audit Committee or the Audit Committee Chair before KPMG was engaged for such services. No services of any kind were approved pursuant to a waiver permitted pursuant to 17 CFR 210.2-01(c)(7)(i)(C).

AUDIT FEES: The aggregate audit fees incurred for professional services rendered by KPMG LLP for the years ended December 31, 2003 and December 31, 2002, were $5,629,000 and $8,254,000, respectively. This amount includes fees necessary to perform an audit or quarterly review in accordance with Generally Accepted Auditing Standards and services that generally only the independent auditor can reasonably provide, such as comfort letters, statutory audits, attest services, consents and assistance with, and review of, documents filed with the Securities and Exchange Commission. Of the amount stated for 2002, $3,555,000 was incurred for the re-audit of Occidental's financial statements as of December 31, 2001 and 2000, and for the each of the years in the three-year period ended December 31, 2001.

AUDIT RELATED FEES: Fees of $1,026,000 and $951,000 were incurred for professional services rendered by KPMG LLP for the years ended December 31, 2003 and December 31, 2002, respectively, for assurance and related services that are traditionally performed by the independent auditor. More specifically, these services include, among others: employee benefit plan audits, accounting assistance in connection with proposed or consummated transactions and consultation concerning financial accounting and reporting standards.

TAX FEES: Fees of $47,000 and $281,000 were incurred for tax services rendered by KPMG LLP for the years ended December 31, 2003 and December 31, 2002, respectively, for professional services performed by the tax division of KPMG LLP. More specifically, these services include, among others: tax consultation related to proposed or consummated transactions and general tax consultation.

ALL OTHER FEES: For the years ended December 31, 2003 and December 31, 2002, no fees were incurred for services rendered by KPMG LLP, other than the services described under "Audit Fees", "Audit Related Fees" and "Tax Fees".

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee has reviewed and discussed Occidental's audited financial statements for the fiscal year ended December 31, 2003 with management. In addition, the Audit Committee has discussed with KPMG LLP, Occidental's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended and as currently in effect. The Audit Committee received from KPMG LLP written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended and as currently in effect. The Audit Committee has also considered whether the provision of nonaudit services provided by KPMG LLP to Occidental is compatible with maintaining their independence and has discussed with KPMG LLP the firm's independence.

     Based upon the reports and discussions described in this report, the Audit Committee recommended to the Board that the audited financial statements be included in Occidental's Annual Report on Form 10-K for the year ended December 31, 2003, to be filed with the Securities and Exchange Commission.

                              Respectfully submitted,

                              THE AUDIT COMMITTEE
                              Aziz D. Syriani (Chair)
                              Rosemary Tomich (Vice Chair)
                              R. Chad Dreier
                              John E. Feick
                              Irvin W. Maloney

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Audit Committee of the Board of Directors of Occidental has selected KPMG LLP as independent auditors to audit the consolidated financial statements of Occidental and its subsidiaries for the year ending December 31, 2004. KPMG LLP has audited Occidental's financial statements since 2002. A member of that firm will be present at the annual meeting, will have an opportunity to make a statement if so desired and will be available to respond to appropriate questions.

     A majority of the shares of common stock represented at the meeting and entitled to vote must vote FOR this proposal to ratify the selection of auditors. If the stockholders do not ratify the selection of KPMG LLP, the Audit Committee will appoint the independent auditors for 2004, which may be KPMG LLP. If KPMG should decline to act or otherwise become incapable of acting or if its employment is discontinued, the Audit Committee will appoint the independent auditors for 2004.

     The Board of Directors recommends that you vote FOR the proposal to ratify the selection of KPMG LLP as independent auditors for 2004. Your proxy will be so voted unless you specify otherwise.

--------------------------------------------------------------------------------
PROPOSAL 3: APPROVAL OF AMENDMENT TO RESTRICTED STOCK PLAN FOR
            NON-EMPLOYEE DIRECTORS
--------------------------------------------------------------------------------

APPROVAL OF AMENDMENT TO THE RESTRICTED STOCK PLAN FOR NON-EMPLOYEE DIRECTORS

     The Board of Directors proposes to amend the Occidental Petroleum Corporation 1996 Restricted Stock Plan for Non-Employee Directors (the "1996 Plan"). Under the 1996 Plan, each non-employee director of Occidental receives awards of restricted common stock each year as additional compensation for his or her services as a member of the Board of Directors. Occidental is authorized to issue a maximum of 150,000 shares of common stock under the 1996 Plan. However, as a result of the prior grants under the 1996 Plan, the number of shares currently available for such grants has been reduced to approximately 34,000. The Board of Directors has determined that this number is insufficient to maintain the 1996 Plan through 2006 when the 1996 Plan expires unless terminated earlier and has adopted, and proposes that the stockholders approve amending the 1996 Plan to increase the number of shares of common stock covered by the 1996 Plan from 150,000 to 250,000 (an increase of 100,000 shares).

     HISTORY: The 1996 Plan was approved by stockholders at the 1996 Annual Meeting. In April 1999, the Board of Directors approved an amendment of the Plan to increase the annual grant to non-employee directors to 2,000 shares. At the 2000 Annual Meeting, the stockholders approved the amendment of the 1996 Plan to increase the number of shares available for issuance from 50,000 to 150,000 and to clarify certain other provisions, including the making of grants of restricted stock to directors elected other than at annual meetings. In April 2003, the Board of Directors approved the amendment of the 1996 Plan to increase the grant to Committee Chairs and the Lead Independent Director from 250 shares to 300 shares.

     Information about shares authorized for issuance as of December 31, 2003, to non-employees under the 1996 Plan as well as to employees under the 2001 Incentive Compensation Plan, the 1995 Incentive Stock Plan, and the 1987 Stock Option Plan set forth below in the table at page 24. No new grants may be made under the 1987 and 1995 Plans.

     The principal features of the 1996 Plan are summarized below. The following summary is qualified in its entirety by the full text of the 1996 Plan, as proposed to be amended, a copy of which is attached as Exhibit A to this Proxy Statement. Capitalized terms used in the summary are used as defined in the 1996 Plan.

     VOTING INFORMATION: A majority of the shares represented at the meeting and entitled to vote at the meeting, must vote FOR this proposal to approve the amendment of the 1996 Plan. Your broker may vote your shares on this matter only if you give voting instructions. Broker non-votes will be disregarded and have the same effect as votes against the amendment.

     If the amendment is approved, additional shares will be registered under the Securities Act of 1933, as amended, and will be available for issuance under the 1996 Plan. If the amendment is not approved at this meeting, awards will be made only to the extent there are shares available under the 1996 Plan.

     The Board of Directors has approved and recommends that you vote FOR the amendment of the 1996 Plan. Your proxy will be so voted unless you specify otherwise.

DESCRIPTION OF THE 1996 PLAN

     ELIGIBILITY. Each member of the Board who is neither an officer nor employee of Occidental is eligible to be granted awards of restricted stock under the 1996 Plan. Directors who are employees of Occidental are not eligible to participate in the 1996 Plan. Currently ten Non-Employee Directors are eligible to receive awards under the 1996 Plan.

     AWARDS. The 1996 Plan is designed to be a "formula" plan, providing automatic grants of a fixed number of shares of restricted stock annually. On the first business day following the annual meeting, each Non-Employee Director who is then a member of the Board receives a restricted stock award of 2,500 shares.

     An additional 300 shares of restricted stock are also granted annually to the Lead Independent Director and Non-Employee Directors who chair committees of the Board. Any Non-Employee Director who is elected to the Board of Directors between annual meetings will receive a pro rata award determined by multiplying 2,500 by a fraction, the numerator of which is the number of regularly scheduled Board meetings remaining between the date of his or her election and the next annual meeting and the denominator of which is the number of regularly scheduled Board meetings between the most recent annual meeting and the annual meeting.

     SHARES AVAILABLE. Currently, a maximum of 150,000 shares of common stock may be awarded over the 10-year life of the 1996 Plan. If the amendment of the 1996 Plan is approved, an additional 100,000 shares of common stock may be awarded, bringing the total shares available for award over the life of the 1996 Plan to 250,000 shares.

     ADMINISTRATION. The Executive Compensation and Human Resources Committee of the Board administers the 1996 Plan. While the Committee has no discretion with respect to the timing or amount of grants or the class of persons who may be granted shares of restricted stock under the 1996 Plan, the Committee may adopt such rules as it deems appropriate in order to carry out the purposes of the 1996 Plan. All questions of interpretation, administration, and application of the 1996 Plan are determined by a majority of the members of the Compensation Committee and all such determinations will be final and binding. Determinations made with respect to any individual Non-Employee Director are made without participation by that director in such determination.

     TRANSFERABILITY OF AWARDS. Shares of common stock granted under the 1996 Plan are "restricted" in that the shares may not be sold, assigned, pledged, hypothecated or otherwise transferred or encumbered during the period of the Non-Employee Director's service as a member of the Board. At the end of the restricted period, such restrictions are removed and the shares are freely transferable.

     CHANGE OF CONTROL. Restrictions applicable to restricted stock lapse upon a change in control, in which event, the Compensation Committee may authorize a cash payment in lieu of the issuance of such shares.

     VOTING AND DIVIDENDS. During the restricted period, Non-Employee Directors have the right to receive dividends and to vote the shares held on their behalf.

     ADJUSTMENTS, AMENDMENTS, TERMINATION. The Board may, to prevent dilution or expansion of the rights of any holder of restricted stock, make or provide for adjustments in the number of shares of common stock awarded under the 1996 Plan as it determines in good faith to be required. The Board may also provide for special terms for awards in order to facilitate the making of grants of restricted stock to Non-Employee Directors who are foreign nationals. The Board may amend, suspend, or terminate the 1996 Plan, in its sole discretion, unless such action requires stockholder approval.

CERTAIN FEDERAL TAX CONSEQUENCES

     Under current law, restricted stock received subject to the application of
Section 16(b) of the Securities Exchange Act of 1934 will be treated as being subject to a substantial risk of forfeiture for the period during which that section applies. Accordingly, a Non-Employee Director receiving shares of restricted stock will generally recognize ordinary income for federal income tax purposes in an amount equal to the fair market value of the shares granted under the Plan on the date that such restriction lapses. However, a Non-Employee Director may elect to be taxed at the time such shares are granted, in an amount equal to the then fair market value of such shares, determined without regard to the restrictions. This election must be made within 30 days of the grant.

AWARDS UNDER THE 1996 PLAN AS PROPOSED TO BE AMENDED

     The following table sets forth the number and dollar value of restricted stock, which will be awarded under the 1996 Plan, to the ten Non-Employee Directors, if the amendment of the 1996 Plan is approved by the stockholders. The information provided assumes that each Non-Employee Director currently chairing a Committee of the Board will continue in that position.

               --------------------------------------------------------------------

               Name and Position             Dollar Value           # of Shares
                                                ($)(1)          of Restricted Stock
               --------------------------------------------------------------------
               Non-Employee Director:
                 Ronald W. Burkle            $    113,200              2,500
                 John S. Chalsty(2)          $    126,784              2,800
                 Edward P. Djerejian         $    113,200              2,500
                 R. Chad Dreier              $    113,200              2,500
                 John E. Feick               $    113,200              2,500
                 Irvin W. Maloney            $    113,200              2,500
                 Rodolfo Segovia(3)          $    126,784              2,800
                 Aziz D. Syriani(4)          $    140,368              3,100
                 Rosemary Tomich(5)          $    126,784              2,800
                 Walter L. Weisman           $    113,200              2,500
               --------------------------------------------------------------------
               Non-Employee Directors
               as a Group (10 persons)       $  1,199,920             26,500
               --------------------------------------------------------------------

               (1) Based on the fair market value of the common stock on March 3, 2004
               (2)  Chair of Executive Compensation and Human Resources
                    Committee
               (3)  Chair of Environmental, Health and Safety Committee
               (4)  Lead Independent Director and Chair of Audit Committee
               (5)  Chair of Nominating and Corporate Governance Committee

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

     Occidental has three equity compensation plans for its employees pursuant to which options, rights or warrants have or may be granted: the 1987 Stock Option Plan, the 1995 Incentive Stock Plan, the 2001 Incentive Compensation Plan, and one equity plan for non-employee directors: the 1996 Plan. Each of the Plans was approved by Occidental's stockholders. Occidental has no other equity compensation plans pursuant to which options, rights or warrants could be granted.

     The following is a summary of the shares reserved for issuance as of December 31, 2003 pursuant to outstanding options, rights or warrants granted under Occidental's equity compensation plans. The summary does not include the 100,000 shares which are the subject of the proposed amendment to the 1996 Plan.

     (a)  Number of Securities to       (b)  Weighted-average           (c)  Number of securities
          be issued, upon                    exercise price of               remaining available for
          exercise of outstanding            outstanding options,            future issuance under
          options, warrants and              warrants and rights             equity compensation plans,
          rights                                                             excluding securities in
                                                                             column (a)

              23,011,923                         $26.53                          13,101,112  *

     * Includes with respect to the 1995 Incentive Stock Plan, 1,369,796 shares at maximum target level (684,898 at target level) reserved for issuance pursuant to outstanding performance stock awards, including 717,876 shares at maximum target level (358,938 at target level) eligible for certification in February 2004, and 1,188,596 deferred performance and restricted stock awards and, with respect to the 2001 Plan, 1,192,018 shares at maximum target level (596,009 at target level) reserved for issuance pursuant to outstanding, performance stock awards, 1,737,874 shares reserved for issuance pursuant to restricted stock awards and 3,971 shares reserved for issuance as dividend equivalents under the 2001 Plan. Of the remaining 7,608,857 shares, 7,574,285 shares are available under the 2001 Plan, all of which may be issued or reserved for issuance for options, rights and warrants as well as performance stock awards, restricted stock awards, stock bonuses and dividend equivalents, and 34,572 shares are available for issuance under the 1996 Restricted Stock Plan for Non-Employee Directors.

--------------------------------------------------------------------------------
STOCKHOLDER PROPOSAL
--------------------------------------------------------------------------------

GENERAL INFORMATION

     Occidental has been advised by one holder of common stock of his intention to introduce at the annual meeting the proposal described below. The Board of Directors disclaims any responsibility for the content of the proposal and for the statements made in support thereof, which are presented as received from the stockholder.

VOTE REQUIRED TO APPROVE: A majority of the shares of common stock represented at the meeting and entitled to vote must vote FOR to approve a stockholder proposal. Abstentions and broker nonvotes have the same effect as votes AGAINST a proposal.

VOTING RESULTS: The results of the vote will be published on Occidental's web site and in Occidental's Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, and in the Report on the Annual Meeting, all of which may be accessed through www.oxy.com.

LEGAL EFFECT OF APPROVAL: The stockholder proposal set forth below is a request to the Board of Directors to consider a matter. If the proposal passes, the Board of Directors may consider, in its business judgment, whether to take the requested action or not, but it is not legally obligated to do so.

BOARD ACTION WITH RESPECT TO APPROVED PROPOSALS: It has been the practice of Occidental's Board of Directors to consider matters that are approved by the stockholders and, if appropriate, to refer the matter to the appropriate Board committee for further study and recommendation to the full Board. Generally, this initial consideration and referral takes place at the next regularly scheduled meeting of the Board. Depending on the complexity of the issue and the desire of the committee to seek advice from independent advisors, the committee usually reports to the full Board no later than the final meeting of the calendar year, which is usually held in early December. The final action taken by the Board with respect to the proposal and, if applicable a timetable for implementation of the Board action, will be posted on Occidental's web site.

STOCKHOLDER RIGHT TO ENFORCE A PROPOSAL: As explained above, generally stockholder proposals are requests to the Board to consider a matter. If a proposal that is approved requests that the Board take, or refrain from taking, some action and the Board does not do so, then the stockholder may submit the same proposal for consideration at the next Annual Meeting, by following the procedures described on page 26. In the alternative, a stockholder may challenge the Board's business judgment not to implement the proposal by commencing litigation in the Chancery Court of the State of Delaware, Occidental's state of incorporation. Delaware law contains certain procedural requirements that must be followed before a suit may be commenced, including a requirement that, unless it would otherwise be futile, a demand be made on Occidental identifying the alleged wrongdoers, the wrongdoing allegedly perpetrated and the resultant injury to Occidental and the legal action the stockholder wants the Board to take on Occidental's behalf.

PROPOSAL 4:  DISCONTINUANCE OF OPTIONS, RIGHTS AND SEVERANCE PAYMENTS

     Mr. Robert Morse, 212 Highland Avenue, Moorestown, New Jersey 08057-2717, the owner of 1,900 shares of Common Stock has notified Occidental that he intends to present the following proposal at the 2004 Annual Meeting:

                                    PROPOSAL

     Management and Directors are requested to consider discontinuing all rights, options, SAR's and possible severance payments to top 5 of Management after expiration of existing plans or commitments. This does not apply to plans for lesser Managers or employees whom are offered reasonable employee options or bonuses.

                                    REASONING

     Moderation is needed in corporate remuneration. Any person can live very lavishly on $500,000.00 per year. Over-paying Management has been ongoing and increasing for years. Many officials have been awarded with no mention of what was accomplished above and beyond expectation of their positions. The bookwork involved and expense is tremendous in carrying out these programs. Peer group comparison and commercial "Remuneration" entities have been employed by some to recommend payouts, having nothing to do with a performance record. The product, its advertising, and its acceptance usually govern earnings.

     When Management is hired for their position at a good salary, they are expected to earn it, and not have to be paid more when and if they do. Excess wealth passed on may make heirs non-workers, or non-achievers and of little use in our society.

     There are many good Management Training Schools in the United States and the supply is available. Hiring away from other corporations is a predatory process, increases costs and does not necessarily "align shareowner/management relations", with any gain to the shareowners. Think about it! Vote YES for this proposal, it is your gain.

     Thank You, and please vote YES for this Proposal.

THE BOARD OF DIRECTORS' STATEMENT IN OPPOSITION

     The Board of Directors believes that setting executive compensation is one of the key responsibilities of the Board. Years before the New York Stock Exchange mandated that a listed company have a compensation committee composed solely of independent directors Occidental had adopted that standard. Moreover, its original set of Corporate Governance Principles included compensation principles (now contained in the charter of the Executive Compensation and Human Resources Committee) emphasizing pay for performance and alignment of the interests of management and stockholders.

     All of Occidental's stock options have been granted pursuant to plans approved by the stockholders. Occidental has never repriced outstanding options and its 2001 Incentive Compensation Plan does not permit repricing unless approved by the stockholders. The value of stock options and stock appreciation rights (SARs) is directly linked to the stock value appreciation shared by all of Occidental's stockholders. Elimination of these incentives would eliminate a fundamental linkage between executive compensation and business performance.

     Occidental's executive compensation programs are also designed to attract and retain top executives. Without these programs, Occidental would face a competitive disadvantage when compared with other major U.S. corporations, and would have difficulty hiring and keeping the best executives. Clearly, talented employees would have no reason to aspire to senior positions in Occidental if it meant that they would lose the opportunity to receive options and SARs.

     As noted in the Executive Compensation and Human Resources Committee's Report at page 16, in 1992, the Board of Directors adopted a policy eliminating so-called golden parachute provisions from any new employment agreement.

     The Board of Directors believes that its demonstrated compensation practices make the limitations contained in the proposal unnecessary. Accordingly, the Board of Directors recommends that you vote AGAINST the foregoing stockholder proposal. Your proxy will be so voted unless you specify otherwise on the proxy card.

--------------------------------------------------------------------------------
STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

     Stockholders interested in submitting a proposal for inclusion in the proxy statement and proxy card relating to the 2005 Annual Meeting of Stockholders may do so by following the procedures in Rule 14a-8 under the Securities Exchange Act of 1934. To be eligible for inclusion, stockholder proposals must be addressed to Occidental's Secretary at 10889 Wilshire Boulevard, Los Angeles, California 90024, and be received no later than November 16, 2004.

     Under Occidental's By-laws, stockholders must follow certain procedures to introduce an item of business at an annual meeting that is not included in the proxy materials. These procedures provide that an item of business to be introduced at an annual meeting must be submitted in writing to the Secretary at 10889 Wilshire Boulevard, Los Angeles, California 90024. Notice of the proposed item of business must be received no later than February 18, 2005, and must include the information required by Occidental's By-laws.

     In either case, the stockholder submitting the proposal or a representative of the stockholder must present the proposal in person at the meeting.

     The chairman of the meeting may refuse to allow the transaction of any item of business not presented in compliance with Occidental's By-laws. In addition, the proxies solicited on behalf of the Board of Directors will have discretionary authority to vote against any such item of business.

--------------------------------------------------------------------------------
NOMINATIONS FOR DIRECTORS FOR TERM EXPIRING 2006
--------------------------------------------------------------------------------

     NOMINATING COMMITTEE POLICY: It is the policy of the Nominating and Corporate Governance Committee to consider nominees recommended by stockholders if the stockholder complies with the procedures outlined below. In prior years, the Nominating Committee has identified candidates through recommendations from other nonmanagement directors, executive officers, including the Chief Executive Officer, and other third parties. The Nominating Committee anticipates that, if a vacancy on the Board were to occur for the term expiring in 2006, it would use these sources as well as stockholder recommendations to identify candidates.

     In deciding if a candidate recommended by a stockholder or identified by another source is qualified to be a nominee, it is the Nominating Committee's policy to consider:

     o Whether the candidate is independent as defined in Occidental's Corporate Governance Policies and as applied with respect to Occidental and the stockholder recommending the nominee, if applicable;

     o Whether the candidate has the business experience, character, judgment, acumen and time to commit in order to make an ongoing positive contribution to the Board;

     o Whether the candidate would contribute to the Board achieving a diverse and broadly inclusive membership; and

     o Whether the candidate has the specialized knowledge or expertise, such as financial or audit experience, necessary to satisfy membership requirements for committees where specialized knowledge or expertise may be desirable.

     If there is a vacancy and the Nominating Committee believes that a recommended candidate has good potential for Board service, the Nominating Committee will arrange an interview with the candidate. Pursuant to its Charter, the Nominating Committee will not recommend any candidate to the Board who is not interviewed by the Nominating Committee.

PROCEDURE TO RECOMMEND CANDIDATES. Stockholder recommendations must be received by the Corporate Secretary of Occidental between September 1 and November 30 of the year preceding the meeting. Each recommendation must include the following information:

1. as to each person whom the stockholder proposes for election or reelection as a director:

     o    the name, age, business address and residence address of the person;

     o    the principal occupation or employment of the person;

     o the class or series and number of shares of capital stock of Occidental which are owned beneficially or of record by the person; and

     o any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the Rules and Regulations of the Securities and Exchange Commission.

2.   as to the stockholder making the recommendation:

     o    the name and record address of such stockholder;

     o the class or series and number of shares of capital stock of Occidental which are beneficially owned by the stockholder;

     The stockholder's recommendation must include the recommended person's written consent to being named as a nominee and to serving as a director if elected.

PROCEDURE TO NOMINATE CANDIDATES. Under Occidental's By-laws, stockholders may nominate a person to the Board by complying with the advance notice procedures of the By-laws and attending the annual meeting to make the necessary motion. The notice must be received between September 1 and November 30 of the year preceding the meeting and include the information required by the By-laws.

--------------------------------------------------------------------------------
ANNUAL REPORT
--------------------------------------------------------------------------------

     Occidental's 2003 Annual Report on Form 10-K is concurrently being mailed to stockholders. The Annual Report contains consolidated financial statements of Occidental and its subsidiaries and the report thereon of KPMG LLP, independent auditors.

                              Sincerely,

                              /s/ DONALD P. DE BRIER
                              Donald P. de Brier
                              Secretary

                              Los Angeles, California
                              March 15, 2004


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING FORM OR FORMS OF PROXY IN THE ENCLOSED ENVELOPE OR FOLLOW THE PROCEDURES OUTLINED ON THE CARD TO VOTE BY TELEPHONE OR INTERNET.

--------------------------------------------------------------------------------
EXHIBIT A: CORPORATE GOVERNANCE POLICIES
--------------------------------------------------------------------------------

     Over the past several years, the Board of Directors has adopted and put into effect a number of important corporate governance policies described below. The Board of Directors and the management of Occidental believe that good corporate governance enhances stockholder value. Occidental's corporate governance policies, principles and guidelines are intended to improve the performance of Occidental by taking advantage of the collective skills and experience of Occidental's directors and officers.

BOARD STRUCTURE AND OPERATION

SIZE OF THE BOARD: In determining the size of the Board, the Board of Directors will consider the level of work required from each director, including the requirement that certain Committees be composed entirely of independent directors.

DIRECTOR CRITERIA: Independent directors (as defined below) will comprise at least two-thirds of the members of the Board.

INDEPENDENT DIRECTOR: In order for a director to qualify as an "independent director," the Board must affirmatively determine that the director has no material relationship with Occidental (either as a partner, stockholder or officer of an organization that has a relationship with Occidental) that would preclude that nominee from being an independent director. For the purpose of such determination, an "independent director" is a director who:

     o    Has not been employed by Occidental within the last five years;

     o Has not been an employee or affiliate of any present or former internal or external auditor of Occidental within the last three years;

     o Has not received more than $60,000 in direct compensation from Occidental, other than director and committee fees, during the current fiscal year or any of the last three completed fiscal years;

     o Has not been an executive officer or employee of a company that made payments to, or received payments from, Occidental for property or services in an amount exceeding the greater of $1 million or 2 percent of such other company's consolidated gross revenues during the current fiscal year or any of the last three completed fiscal years;

     o Has not been employed by a company of which an executive officer of Occidental has been a director within the last three years;

     o Is not affiliated with a not-for-profit entity that received contributions from Occidental exceeding the greater of $1 million or 2 percent of such charitable organization's consolidated gross revenues during the current fiscal year or any of the last three completed fiscal years;

     o Has not had any of the relationships described above with an affiliate of Occidental; and

     o Is not a member of the immediate family of any person described above. An "immediate family member" includes a person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law and anyone (other than domestic employees) who shares such person's home.

TENURE:  Each director will be elected for a term of one year.

RETIREMENT: No person 75 or older will be elected a director, unless as to such person such requirement is unanimously waived by the members of the Nominating and Corporate Governance Committee and such Committee's action is ratified and approved by a majority of the disinterested directors on the Board of Directors.

DIRECTOR COMPENSATION: Compensation for directors will promote ownership of Occidental's stock to align the interests of directors and stockholders and the independence of directors.

EXECUTIVE SESSIONS: The independent directors will hold at least two regularly scheduled executive sessions each year at which employee directors and other members of management are not present. The Lead Independent Director will preside at such executive sessions.

BOARD ADVISORS: The Committees of the Board will have standing authorization (including funding), on their own decision, to consult with members of management and to retain legal or other advisors of their choice, which advisors will report directly to the Committee that retained them.

LEAD INDEPENDENT DIRECTOR: The Board will designate a Lead Independent Director to coordinate the activities of the independent directors and, in addition, to perform the following duties:

     o Advise the Chairman as to an appropriate schedule of Board meetings and the receipt of information from management;

     o Provide the Chairman with input on agendas for the Board and Committee meetings;

     o Recommend to the Chairman the retention of consultants who report directly to the Board;

     o Assist in assuring compliance with the corporate governance policies and recommend revisions to the policies;

     o Coordinate, develop the agenda for and moderate executive sessions of the independent directors;

     o Evaluate, along with the members of the Executive Compensation and Human Resources Committee and the full Board, the CEO's performance; and

     o    Recommend to the Chairman the membership of the various Board
     Committees.

MEMBERSHIP OF COMMITTEES: The Nominating and Corporate Governance Committee, the Executive Compensation and Human Resources Committee and the Audit Committee will be comprised entirely of independent directors and will also satisfy all applicable membership requirements for such.

COMMITTEE CHARTERS: The Nominating and Corporate Governance Committee, the Executive Compensation and Human Resources Committee and the Audit Committee will each have a written charter that addresses the committee's purpose, duties, responsibilities and annual performance evaluation. The committee charters will be available through the Internet at www.oxy.com.

BOARD DIVERSITY: The Board is committed to achieving a diverse and broadly inclusive membership by creating equal opportunity for men and women of every race, color, religion, ethnicity, national origin and cultural background.

MEETINGS: The Board will hold at least six regularly scheduled meetings each year.

DIRECTOR ORIENTATION AND EDUCATION: Each new director will be provided with materials and information concerning Occidental in order to enable the director to perform the duties of a director. In addition, the Board will provide continuing education designed to enhance the performance of individual directors and the Board of Directors.

DIRECTOR RESPONSIBILITIES: Each director will use his or her best efforts to attend in person or by telephone all meetings of the Board and the committees to which such director is appointed. Each director is responsible for being familiar with Occidental's Governance Principles, the provisions of the Code of Business Conduct applicable to directors and the charter of each committee on which such director serves and for reviewing materials provided in advance of Board and committee meetings.

PERFORMANCE CRITERIA: The Board will establish performance criteria for itself and, annually, will evaluate each director, committee and the overall Board. Board evaluation will include an assessment of, among other things, whether the Board and its committees are functioning effectively and have the necessary diversity of skills, backgrounds and experiences to meet Occidental's needs. Individual director evaluations will include high standards for in-person attendance at Board and committee meetings.

SUCCESSION PLANNING: The Board of Directors will review on a regular basis Occidental's policies and principles for recruiting, developing and selecting the persons to succeed the CEO and other executive officers. The review will encompass the background, training, qualities and other characteristics that would be desirable in candidates to succeed the CEO and other executive officers as well as consideration of possible successors.

COMMUNICATIONS WITH DIRECTORS: Interested parties may communicate with any nonmanagement director by sending a letter to such director's attention in care of Occidental's Corporate Secretary, 10889 Wilshire Blvd., Los Angeles, California 90024.

OTHER GOVERNANCE MEASURES

ANTI-TAKEOVER MEASURES: Occidental does not have a stockholder rights plan (poison pill), classified board or similar anti-takeover devices. A copy of the Policy on Stockholder Rights Plans is available through the Internet at www.oxy.com.

CONFIDENTIAL VOTING: All proxies, ballots and other voting material that identify how a stockholder voted are kept confidential except to permit tabulation by an independent tabulator, to comply with law, to satisfy a stockholder's request for disclosure, in connection with a contested proxy solicitation or if a stockholder writes a comment on a proxy card or ballot.

CODE OF BUSINESS CONDUCT: On February 13, 1997, the Board of Directors adopted a comprehensive Code of Business Conduct applicable to all directors, officers and employees that reaffirms Occidental's commitment to high standards of ethical conduct and reinforces Occidental's business ethics, policies and procedures. The Code of Business Conduct includes Occidental's policies, concerning among other things, compliance with laws, rules and regulations (including insider trading laws), conflicts of interest (including corporate opportunities) and protection of corporate assets. The Audit Committee is responsible for monitoring compliance with the Code of Business Conduct. The Code of Business Conduct is available through the Internet at www.oxy.com.

--------------------------------------------------------------------------------
EXHIBIT B: AUDIT COMMITTEE CHARTER
--------------------------------------------------------------------------------

     The Audit Committee of the Board of Directors (the "Board") of Occidental Petroleum Corporation (the "Corporation") shall have the responsibilities, powers, duties and authority specified in this Charter.

I.   PURPOSE. The Audit Committee's purpose is to:

     (a) Assist the Board's oversight of (1) the integrity of the Corporation's financial statements, (2) the Corporation's compliance with legal and regulatory requirements, (3) the qualifications and independence of the independent public accounting firm certifying the Corporation's financial statements and (4) the performance of such firm;

     (b) Assist the Board's oversight of (1) the Corporation's internal audit function, (2) the selection of the individuals or, if applicable, independent public accounting firm, providing internal audit services and
     (3) the performance of the Corporation's internal audit function and the individuals or firm providing the internal audit services;

     (c) Prepare an audit committee report for inclusion in the Corporation's proxy statement in accordance with the rules and regulations of the Securities Exchange Act of 1934, as amended (the "Rules and Regulations"); and

     (d)  Oversee the Corporation's Code of Business Conduct.

II.  COMPOSITION, APPOINTMENT AND PROCEDURES.

     (a) The Audit Committee shall consist of at least three members of the Board, each of whom satisfies the independence and expertise requirements of the New York Stock Exchange and the Rules and Regulations. At least one member should qualify as an "Audit Committee Financial Expert" as such term is defined in Item 401(h)(2) of the Rules and Regulations.

     (b) No member of the Audit Committee may concurrently serve on the audit committee of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Audit Committee.

     (c) The members of the Audit Committee shall be appointed by the Board and shall continue to act until their successors are appointed. Members shall be subject to removal at any time by the Board.

     (d) The Audit Committee shall meet at least four times each year, including at least one time in executive session without the employee directors. At such meetings, the Audit Committee shall discuss such audit matters as the Audit Committee deems appropriate with the Corporation's senior accounting officers and independent public accountant, discuss such internal audit matters as the Audit Committee deems appropriate with the Corporation's senior internal audit executive and discuss such corporate compliance matters as the Audit Committee deems appropriate with the Chief Compliance Officer.

     (e) Periodically (at its regularly scheduled meetings or any special meeting), the Audit Committee shall meet separately with each of the Corporation's management, with the independent public accountants and with the Corporation's senior internal audit executive.

     (f) The Audit Committee may delegate any of its duties to a subcommittee comprising one or more members of the Audit Committee.

III. DUTIES AND RESPONSIBILITIES WITH RESPECT TO AUDIT AND ACCOUNTING. The Audit Committee shall:

     (a) Prior to filing with the Securities and Exchange Commission, review and discuss with the Corporation's management and independent public accountant: (1) the Corporation's annual audited financial statements and quarterly financial statements, including the Corporation's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations", (2) the scope and results of the audit and (3) matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees" and the Rules and Regulations;

     (b) Review and discuss with the Corporation's management and independent public accountant (1) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Corporation's selection or application of accounting principles, and major issues as to the adequacy of the Corporation's internal controls and any special audit steps adopted in light of material control deficiencies; (2) analyses prepared by management and/or the independent public accounting firm setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (3) the effect of regulatory and accounting initiatives, as well as off-balance-sheet structures, on the Corporation's financial statements; (4) the type and presentation of information to be included in earnings press releases (paying particular attention to any use of "pro forma," or "adjusted" non-GAAP, information) and (5) any financial information and earnings guidance provided to analysts and rating agencies.

     (c) Review with the Corporation's independent public accountant any audit problems or difficulties and management's response, including: (1) any restrictions on the scope of the independent public accountant's activities, (2) any restriction on the independent public accountant's access to requested materials, (3) any significant disagreements with management and (4) any material audit differences that the independent public accounting firm noted or proposed but for which the Corporation's financial statements were not adjusted;

     (d) Resolve any disagreements between the independent public accounting firm and Corporation's management regarding financial reporting;

     (e) Discuss with the Corporation's management, independent public accountant and senior internal audit executive the adequacy of the Corporation's internal accounting, financial and operating controls;

     (f) Review all reports submitted to the Audit Committee by the Corporation's internal audit department and management's responses to such reports;

     (g) Evaluate the performance and qualifications of the individuals, or if applicable, the independent public accounting firm, providing the internal audit services;

     (h) Review the appointment and replacement of the senior internal audit executive and the annual internal audit plan of work; and

     (i)  Report to the Board with respect to the foregoing.

IV. SPECIFIC RESPONSIBILITIES WITH RESPECT TO THE CORPORATION'S INDEPENDENT PUBLIC ACCOUNTING FIRM.

     The Corporation's independent public accounting firm is ultimately accountable to the Board and shall report directly to the Audit Committee. The Audit Committee shall have the sole authority and responsibility to retain, appoint, oversee, evaluate and, where appropriate, terminate and replace the Corporation's independent public accounting firm. In furtherance of these responsibilities:


     (a) The Audit Committee shall annually evaluate the independent public accounting firm's qualifications, performance and independence;

     (b) The Audit Committee shall recommend to the stockholders for ratification the independent public accounting firm retained by the Audit Committee to audit the books, records and accounts of the Corporation and its consolidated subsidiaries;

     (c) The Audit Committee shall review and approve the compensation and terms of engagement of the Corporation's independent public accounting firm before the firm provides any audit, audit-related, tax or permitted non-audit services, unless otherwise provided in the Audit Committee's policies and procedures consistent with the Rules and Regulations;

     (d) At least annually, the Audit Committee shall obtain and review a report by the independent public accounting firm describing: (1) the firm's internal quality control procedures, (2) any material issues raised by the firm's most recent internal quality control review or peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues and (3) all relationships between the firm and the Corporation;

     (e) At least annually, the Audit Committee should review and evaluate the lead partner of the independent accounting firm and ensure the rotation of partners in accordance with the Rules and Regulations;

     (f) At least annually, the Audit Committee should consider the advisability of rotating the independent accounting firm in order to maintain independence between the independent accounting firm and the Corporation;

     (g) The Audit Committee shall set clear hiring policies for employees or former employees of the Corporation's independent public accounting firm; and

     (h) The Audit Committee shall report to the Board with respect to the foregoing.

V.   ADDITIONAL POWERS, DUTIES AND AUTHORITY. The Audit Committee shall also:

     (a) Oversee all matters relating to the Corporation's Code of Business Conduct, including the establishment, monitoring and review of the Corporation's procedures for (1) the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters and (2) the confidential, anonymous submission by the Corporation's employees of concerns regarding accounting or auditing matters;

     (b) Obtain from the independent public accountant assurance that they are not aware of any illegal act that has or may have occurred, other than illegal acts that are clearly inconsequential;

     (c) Discuss with the Corporation's management the Corporation's guidelines and policies with respect to risk assessment and risk management, including the Corporation's major financial risk exposures and the steps management takes to monitor and control such exposures;

     (d) Prepare the report required by the Rules and Regulations to be included in the Corporation's annual proxy statement;

     (e) Review with the Corporation's General Counsel legal matters that may have a material impact on the financial statements, the Corporation's Code of Business Conduct and any material reports or inquiries received from regulators or governmental agencies;

     (f) As the Audit Committee may deem appropriate, retain and terminate any legal, accounting or other consultants, who shall report directly to the Audit Committee, on such terms and conditions, including fees, as the Audit Committee in its sole discretion shall approve;

     (g) Request that any of the Corporation's officers, employees, outside counsel or independent public accountants attend any meeting of the Audit Committee or meet with any of the Audit Committee's members or consultants;

     (h) Annually review the Audit Committee's Charter and performance, which shall include evaluating each member's qualifications, attendance, understanding of the Audit Committee's responsibilities and contribution to the functioning of the Audit Committee, and recommend any proposed changes to the Board for approval; and

     (i)  Report to the Board with respect to the foregoing.

--------------------------------------------------------------------------------
EXHIBIT C: EXECUTIVE COMPENSATION AND HUMAN RESOURCES COMMITTEE
           CHARTER
--------------------------------------------------------------------------------

     The Executive Compensation and Human Resources Committee (the "Compensation Committee") of the Board of Directors (the "Board") of Occidental Petroleum Corporation (the "Corporation") shall have the composition, responsibilities, powers, duties and authority specified in this Charter.

I.   PURPOSES. The Compensation Committee's purpose is to:

     (a) Review and approve corporate goals and objectives relevant to the Corporation's Chairman and Chief Executive Officer's (the "CEO") compensation, evaluate in consultation with the Lead Independent Director the CEO's performance in light of those goals and objectives, and, determine and approve the CEO's compensation level based on this evaluation;

     (b)  Review and approve non-CEO compensation;

     (c) Make recommendations to the Board with respect to incentive-compensation plans and equity-based plans;

     (d) Produce a compensation committee report on executive compensation as required by the SEC to be included in the Corporation's annual proxy statement or annual report on Form 10-K filed with the SEC;

     (e)  Advise the Board on the compensation of non-employee directors;

     (f) Administer the stock-based compensation plans of the Corporation, including the 1987 Stock Option Plan, the 1995 Incentive Stock Plan, the 1996 Restricted Stock Plan for Non-Employee Directors, the 2001 Incentive Compensation Plan and any other stock-based plan adopted by the Board from time to time (collectively, the "Plans"); and

     (g) Perform such other duties and responsibilities expressly delegated to the Governance Committee by the Board from time to time.

II.  COMPOSITION, APPOINTMENT AND PROCEDURES.

     (a) The Compensation Committee shall consist of at least three members of the Board, each of whom is an "independent director" as defined in the Corporation's Governance Policies and as required by the New York Stock Exchange.

     (b) The members of the Compensation Committee shall be appointed by the Board and shall continue to act until their successors are appointed. In deciding whom to appoint, the Board shall take into consideration each potential member's experience and background, including any specialized knowledge in the areas of executive compensation, employee benefits, and labor and employment law. Members shall be subject to removal at any time by the Board.

     (c) The Compensation Committee shall meet at least four times each year, including at least one time in executive session without management.

     (d) The Compensation Committee may delegate any of its duties to a subcommittee comprising one or more members of the Compensation Committee.

III. PRINCIPLES. The Compensation Committee shall be guided by the following Standing Compensation Principles:

     (a) Compensation arrangements shall emphasize pay for performance and encourage retention of those employees who enhance the performance of the Corporation and its affiliates;

     (b) Compensation arrangements shall promote ownership of the stock of the Corporation to align the interests of management and stockholders;

     (c) Compensation arrangements shall maintain an appropriate balance between base salary and long-term and annual incentive compensation;

     (d) In approving compensation, the recent compensation history of the executive, including special or unusual compensation payments, shall be taken into consideration;

     (e) Cash incentive compensation plans for senior executives shall link pay to achievement of financial goals set in advance by the Compensation Committee; and

     (f) Compensation for non-employee directors shall promote ownership of stock of the Corporation to align the interests of such directors and stockholders.

IV.  DUTIES AND RESPONSIBILITIES. The Compensation Committee shall:

     (a) Set annual and long-term performance goals for the CEO and evaluate, in consultation with the Lead Independent Director, the CEO's performance against those goals and the performance of the Corporation's peer companies, and determine and approve the CEO's compensation based on this evaluation;

     (b) Review and approve the annual salaries, bonuses and other executive benefits of all other executive officers of the Corporation;

     (c) Administer the stock-based compensation plans of the Corporation, including the 1987 Stock Option Plan, the 1995 Incentive Stock Plan, the 1996 Restricted Stock Plan for Non-Employee Directors, the 2001 Incentive Compensation Plan and any other stock-based plan adopted by the Board from time to time (collectively, the "Plans"), including, but not limited to, selecting participants, making grants and awards, setting performance targets and interpreting the terms and provisions of the Plans, and adopting operating rules necessary to implement the Plans and conform with government requirements;

     (d) Periodically review the performance of the Plans and their rules and make any necessary revisions to assure that the purposes of the Plans are met;

     (e) Review new executive compensation programs, review on a periodic basis the operation of the Corporation's executive compensation programs to determine whether they are properly coordinated and reasonably relate to executive performance, and periodically review policies for the administration of executive compensation, including management perquisites;

     (f)  Review annually director compensation; and

     (g) Report to the Board and the Corporation's stockholders with respect to the foregoing.

V.   ADDITIONAL AUTHORITY AND OPERATION. The Compensation Committee shall:

     (a) As the Compensation Committee may deem appropriate, retain and terminate such special legal or other consultants, who shall report directly to the Compensation Committee, on such terms and conditions, including fees, as the Compensation Committee in its sole discretion shall approve;

     (b) Request that any of the Corporation's officers, employees, outside counsel or other consultants attend a meeting of the Compensation Committee or meet with any of the Compensation Committee's members or consultants;

     (c) Annually review the Compensation Committee's performance and Charter, which shall include evaluating each member's qualifications, attendance, understanding of the Compensation Committee's responsibilities and contribution to the functioning of the Compensation Committee, and recommend any proposed changes to the Board for approval; and

     (d)  Report to the Board with respect to the foregoing.

--------------------------------------------------------------------------------
EXHIBIT D: NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER
--------------------------------------------------------------------------------

     The Nominating and Corporate Governance Committee (the "Governance Committee") of the Board of Directors (the "Board") of Occidental Petroleum Corporation (the "Corporation") shall have the composition, responsibilities, powers, duties and authority specified in this Charter.

I.   PURPOSE. The Governance Committee's purpose is to:

     (a) Identify individuals qualified to become directors, consistent with criteria approved by the Board, and to recommend that the Board select the director nominees for the next Annual Meeting of Stockholders;

     (b) Review and recommend to the Board the corporate governance principles applicable to the Corporation;

     (c)  Oversee the evaluation of the Board and the Corporation's management;
     and

     (d) Perform such other duties and responsibilities expressly delegated to the Governance Committee by the Board from time to time.

II.  COMPOSITION, APPOINTMENT AND PROCEDURES.

     (a) The Governance Committee shall consist of not less than three members of the Board, each of whom is an "independent director" as defined in the Corporation's Governance Policies and as required by the New York Stock Exchange.

     (b) The members of the Governance Committee shall be appointed by the Board and shall continue to act until their successors are appointed. In deciding whom to appoint, the Board shall take into consideration each potential member's experience and background, including familiarity with corporate governance issues. Members shall be subject to removal at any time by the Board.

     (c) The Governance Committee shall meet at least twice each year, including at least one time in executive session without management.

     (d) The Governance Committee may delegate any of its duties to a subcommittee comprising one or more members of the Governance Committee.

III. DUTIES AND RESPONSIBILITIES WITH RESPECT TO NOMINATIONS TO THE BOARD.

     (a)  The Governance Committee shall make recommendations to the Board as to
     (1) candidates for election to the Board at the Annual Meetings of Stockholders of the Corporation and, if applicable, to fill vacancies on the Board and (2) the qualifications of any such candidate.

     (b) Candidates shall be selected for their character, judgment, business experience, time commitment and acumen and such other factors as the Governance Committee deems appropriate. No candidate who has not been interviewed by the Governance Committee shall be recommended to the Board for nomination.

     (c) The Governance Committee shall report to the Board with respect to the foregoing. Final approval of a candidate shall be determined by the Board.

     (d) The Governance Committee shall assist management in the preparation of the disclosure with respect to the nominating functions of the Committee required to be included in the Corporation's proxy statement in accordance with the Rules and Regulations of the Securities Exchange Act of 1934, as amended.

IV.  DUTIES AND RESPONSIBILITIES WITH RESPECT TO CORPORATE GOVERNANCE.

     (a) The Governance Committee, in consultation with the Chairman of the Board and Chief Executive Officer, shall be responsible for periodic review and interpretation of the Corporation's Corporate Governance Policies and guidelines, as well as consideration of other corporate governance issues and practices that may, from time to time, merit consideration by the Board, including all applicable laws, regulations and liability requirements.

     (b) The Governance Committee, in consultation with the Chairman of the Board and Chief Executive Officer, shall consider and make recommendations to the Board concerning the appropriate size and needs of the Board.

     (c) The Governance Committee shall assist the Board and its other committees in establishing performance criteria and in performing their self evaluation. Board evaluation shall include an assessment of whether the Board has the necessary diversity of skills, backgrounds and experiences to meet the Corporation's ongoing needs. Committee evaluations shall include an assessment of whether each Committee is fulfilling its duties and responsibilities under its charter. Individual director evaluations shall include high standards of in-person attendance at Board and committee meetings.

     (d) The Governance Committee periodically shall review and recommend policies relating to directors and the Board, including committee structure and size, share ownership, and retirement and resignation.

V.   ADDITIONAL AUTHORITY AND OPERATION. The Governance Committee shall:

     (a) As the Governance Committee may deem appropriate, retain and terminate such any legal or other consultants, including search firms to identify director candidates, who shall report directly to the Governance Committee, on such terms and conditions, including fees, as the Governance Committee in its sole discretion shall approve;

     (b) Request that any of the Corporation's officers, employees, outside counsel or other consultants attend a meeting of the Governance Committee or meet with any of the Governance Committee's members or consultants;

     (c)  Annually review the Governance Committee's performance and Charter;
     and

     (d)  Report to the Board with respect to the foregoing.

(NOTE: Brackets indicate language that has been stricken through, and curly brackets indicate language that has been underlined.)


--------------------------------------------------------------------------------
EXHIBIT E: OCCIDENTAL PETROLEUM CORPORATION 1996 RESTRICTED STOCK
           PLAN FOR NON-EMPLOYEE DIRECTORS (AS PROPOSED TO BE
           AMENDED
--------------------------------------------------------------------------------

1. PURPOSE. The purpose of the Occidental Petroleum Corporation 1996 Restricted Stock Plan for Non-Employee Directors (the "Plan") is to provide ownership of Occidental Petroleum Corporation's ("Occidental") Common Stock to Non-Employee Directors in order to more closely align director and stockholder interests, to provide a competitive compensation program for directors and to enhance Occidental's ability to attract and retain top-quality directors.

2.   ADMINISTRATION OF THE PLAN.

     (a) Members of the Committee. The Plan shall be administered by the Compensation Committee of the Board (the "Committee"). Members of the Committee shall be appointed from time to time by the Board and shall serve at the pleasure of the Board. Any Committee member may resign at any time upon written notice to the Board.

     (b) Authority of the Committee. The Committee shall adopt such rules as it may deem appropriate in order to carry out the purpose of the Plan. All questions of interpretation, administration, and application of the Plan shall be determined by a majority of the members of the Committee then in office, except that the Committee may authorize any one or more of its members, or any officer of Occidental, to execute and deliver documents on behalf of the Committee. The determination of such majority shall be final and binding in all matters relating to the Plan. Determinations made with respect to any individual Non-Employee Director shall be made without participation by such Non-Employee Director in such determination. No member of the Committee shall be liable for any act done or omitted to be done by such member or by any other member of the Committee in connection with the Plan, except for such member's own willful misconduct or as expressly provided by statute.

3. STOCK RESERVED FOR THE PLAN. The number of shares of Common Stock authorized for issuance under the Plan is [150,000] {250,000}, subject to adjustment pursuant to Section 8 hereof. Shares of Common Stock delivered hereunder may be Common Stock of original issuance or Common Stock held in treasury, or a combination thereof.

4.   AWARDS OF RESTRICTED STOCK.

     (a) Annual Awards. On the first business day following each annual meeting commencing with the 1999 Annual Meeting, each Non-Employee Director who is then a member of the Board shall be awarded two thousand five hundred (2,500) whole shares of Restricted Stock.

     (b) Special Awards. On the first business day following each annual meeting, each Non-Employee Director who is then serving as a Chairman of one or more committees of the Board or as Lead Independent Director shall be awarded three hundred (300) whole shares of Restricted Stock with respect to each such position, in addition to any Award he or she may be granted pursuant to Section 4(a) above.

     (c) Interim Awards. If a Non-Employee Director is elected other than at an annual meeting, then on the first business day following his or her election as a member of the Board, such newly elected Non-Employee Director shall be awarded the number of shares (rounded to the nearest whole share) of Restricted Stock equal to two thousand five hundred (2,500) multiplied by a fraction, the numerator of which is the number of regularly scheduled Board meetings remaining between the date of his or her election and the next annual meeting and the denominator of which is the number of regularly scheduled Board meetings between the most recent annual meeting and the next annual meeting.

     (d) Effectiveness of Awards. Notwithstanding anything in this Plan to the contrary, no Award made pursuant to the Plan or any amendment to the Plan shall be effective prior to the requisite approval of the Plan or such amendment by the stockholders of Occidental. In the event requisite stockholder approval is not obtained, the Plan, and any Award thereunder, shall be null and void.

5. TERMS AND CONDITIONS OF AWARDS. Restricted Stock awarded to a Non-Employee Director under the Plan shall be subject to the following restrictions:

     (a) During the period of the director's service as a member of the Board (the "Restriction Period"), any shares of Common Stock awarded under the Plan shall not be sold, assigned, pledged, hypothecated or otherwise transferred or encumbered. During the Restriction Period, the certificate representing such shares of Common Stock shall contain a statement referring to the restrictions contained in this Section 5(a) and such certificate shall be held by the Company. Except as provided in Section 9, as soon as practicable after the lapse of restrictions applicable to Restricted Stock, all shares of Restricted Stock held by the Company for the benefit of a Non-Employee Director shall be given to such Non-Employee Director, free and clear of any restrictions applicable thereto during the Restriction Period.

     (b) Whenever cash dividends are paid by Occidental on outstanding Common Stock, each Non-Employee Director will receive in cash all dividends paid on the Restricted Stock then held by the Company for the benefit of such Non-Employee Director on the record date for the dividend. Common Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions to the same extent as the Restricted Stock with respect to which such Common Stock or other property has been distributed.

     (c) Each Non-Employee Director hereunder may designate from time to time any beneficiary or beneficiaries (who may be designated concurrently, contingently or successively) to whom any shares of Restricted Stock and any cash amounts are to be paid in case of the Non-Employee Director's death before receipt of any part or all of such Restricted Stock and cash. Each designation will revoke all prior designations by the Non-Employee Director, shall be in a form prescribed by the Committee, and will be effective only when filed by the Non-Employee Director, in writing, with the Secretary of Occidental. Reference in the Plan to a Non-Employee Director's "beneficiary" at any date shall include such persons designated as concurrent beneficiaries on the Non-Employee Director's beneficiary designation form then in effect. In the absence of any such designation, any shares of Restricted Stock being held by the Company for the benefit of such Non-Employee Director at the time of his or her death may, in the sole discretion of the Committee, be paid to such Non-Employee Director's estate in a cash lump sum.

6. FOREIGN PARTICIPANTS. In order to facilitate the making of an Award, the Board may provide for such special terms for Awards to Non-Employee Directors who are foreign nationals, as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to, or amendments, restatements or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose, and the Secretary or other appropriate officer of Occidental may certify any such document as having been approved and adopted in the same manner as the Plan; provided that, no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of the Plan, as then in effect, unless the Plan could have been amended to eliminate the inconsistency without further approval by the stockholders of Occidental.

7. CHANGE IN CONTROL. Upon the occurrence of a Change in Control, all restrictions affecting Restricted Shares shall lapse and such shares shall be delivered to each Non-Employee Director as soon as practicable thereafter; provided that, the Committee may, in its sole discretion authorize the payment of cash, in lieu of the issuance of such shares.

8. ADJUSTMENTS. The Board may make or provide for such adjustments in the number of shares of Restricted Stock awarded under the Plan, as the Board may in good faith determine to be required in order to prevent dilution or expansion of the rights of Non-Employee Directors that otherwise would result from (i) any stock dividend, stock split, combination of shares recapitalization or other change in the capital structure of the Company or (ii) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Board may provide in substitution for any or all outstanding Restricted Stock Awards under the Plan such alternative consideration as it may in good faith determine to be appropriate under the circumstances and may require the surrender of all Awards so replaced. Moreover, the Board may, on or after the date of any Award, provide in the agreement evidencing such Award that the Non-Employee

Director may elect to receive an equivalent Award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having similar effect, or the Board may provide that the Non-Employee Director will automatically be entitled to receive such an equivalent Award. The Board may also provide for such adjustments in the maximum number of shares of Common Stock specified in Section 3 as the Board, in good faith, determines to be appropriate in order to reflect any transaction or event described in this
Section 8.

9. WITHHOLDING. Occidental shall defer making payments or deliveries under the Plan until satisfactory arrangements have been made for the payment of any federal, state, local or foreign taxes (whether or not required to be withheld) with respect to such payment or delivery. At the discretion of the Committee, any such arrangements may without limitation include relinquishment of a portion of any such payment or benefit or the surrender of outstanding Common Stock, and any agreement pertaining to an Award may make such relinquishment the mandatory form of satisfying such taxes. The Committee may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

10.  RIGHTS OF NON-EMPLOYEE DIRECTORS.

     (a) Retention as Non-Employee Director. Nothing contained in the Plan or with respect to any Award shall interfere with or limit in any way the right of the stockholders of Occidental to remove any Non-Employee Director from the Board, nor confer upon any Non-Employee Director any right to continue in the service of Occidental as a Non-Employee Director.

     (b) Nontransferability. No right or interest of any Non-Employee Director in any Award shall be assignable or transferable during the lifetime of the Non-Employee Director, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Non-Employee Director's death, a Non-Employee Director's rights and interests in his or her Award shall be transferable by testamentary will or the laws of descent and distribution. If in the opinion of the Committee a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his or her affairs because of mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person's guardian, conservator or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.

     (c) Except to the extent restricted under the terms of an agreement evidencing a grant of Restricted Stock, a Non-Employee Director awarded such stock shall have all of the rights of a stockholder, including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

11. AMENDMENT: TERMINATION. The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part; provided that, no amendment which requires stockholder approval shall be effective unless the same shall be approved by the stockholders of Occidental entitled to vote thereon. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Non-Employee Director, without such Non-Employee Director's consent.

12.  GENERAL RESTRICTIONS.

     (a) Regulations and Offer Approvals. The obligation of Occidental to deliver Common Stock with respect to any Award under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

     (b) Each Award granted under the Plan is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Common Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, such Award or the issuance of Common Stock, no such Award or payment shall be made or Common Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee. Nothing herein shall be deemed to require Occidental to apply for or to obtain such listing, registration or qualification.

     (c) In the event that the disposition of Common Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Common Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and Occidental may require any Non-Employee Director to whom Common Stock is granted, as a condition of receiving such Common Stock, to give written assurances in substance and form satisfactory to Occidental and its counsel to the effect that such person is acquiring the Common Stock for his or her own account and not with any present intention of selling or otherwise distributing the same, and to such other effects as Occidental deems necessary or appropriate in order to comply with federal and applicable state securities laws.

13. GOVERNING LAW. The Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

14. PLAN INTERPRETATION. The Plan is intended to comply with Rule 16b-3 and shall be construed to so comply.

15. HEADINGS. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

16. TERM OF PLAN. This Plan shall become effective on the Effective Date, and shall remain in effect for ten (10) years from such date, unless sooner terminated by the Board.

17. DEFINITIONS. For purposes of the Plan, the following terms shall have the following meanings:

     (a)  "Award" means any award of Restricted Stock under the Plan.

     (b)  "Board" means the Board of Directors of Occidental.

     (c) "Change in Control" means a change in control of Occidental, which shall be deemed to have occurred if:

          (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of Occidental or any company owned, directly or indirectly, by the stockholders of Occidental in substantially the same proportions as their ownership of the Common Stock of Occidental), is or becomes, after the Effective Date of the Plan, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Occidental (not including in the securities beneficially owned by such person any securities acquired directly from Occidental or its affiliates) representing 50 percent (50%) or more of the combined voting power of Occidental's then-outstanding securities; or

          (ii) during any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with Occidental to effect a transaction described in clause (i),
          (iii), or (iv) of this definition) whose election by the Board or nomination for election by Occidental's stockholders was approved by a vote of at least two thirds (2/3) of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board; or

          (iii) the stockholders of Occidental approve a merger or consolidation of Occidental with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of Occidental outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under any employee benefit plan of Occidental, at least 50 percent of the combined voting power of the voting securities of Occidental or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of Occidental (or similar transaction) in which no person acquires more than 50 percent (50%) of the combined voting power of Occidental's then-outstanding securities; or

          (iv) the stockholders of Occidental approve a plan of complete liquidation of Occidental or an agreement for the sale or disposition of all or substantially all of Occidental's assets; provided that, prior to the occurrence of any of the events described in clauses (i) through (iii) above, the Board may determine that such an event shall not constitute a Change of Control for purposes of the Plan.

     (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

     (e) "Common Stock" means shares of the common stock, par value $.20 per share, of Occidental.

     (f) "Company" means Occidental Petroleum Corporation and its subsidiaries, collectively.

     (g) "Effective Date" means April 26, 1996 or the date of approval of the Plan by the stockholders of Occidental, whichever comes first.

     (h) "Exchange Act" means the Securities Exchange Act of 1934, as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

     (i) "Fair Market Value" means the per share fair market value of Common Stock as determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee in good faith, the per share Fair Market Value of Common Stock as of a particular date shall mean (i) the closing sales price per share of Common Stock on the national securities exchange on which the Common Stock is principally traded, for the last preceding date on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

     (j) "Non-Employee Director" means a member of the Board who is neither an officer nor employee of the Company.

     (k) "Plan" means this Occidental Petroleum Corporation 1996 Restricted Stock Plan For Non-Employee Directors.

     (l) "Restriction Period" means, in respect of Restricted Stock, the period referenced in Section 5(a).

     (m) "Restricted Stock" means a grant of shares of Common Stock, which shares are subject to the restrictions on transfer described in Section 5(a).

     (n) "Rule 16b-3" means Rule 16b-3, as promulgated and amended from time to time by the Securities and Exchange Commission under the Exchange Act, or any successor rule to the same effect.

(PROXY CARD)


The shares represented by this voting instruction card          MARK HERE    [ ]
will be voted as directed below. WHERE NO DIRECTION IS          FOR ADDRESS
GIVEN, SUCH SHARES WILL BE VOTED FOR PROPOSALS 1, 2             CHANGE OR
AND 3 AND AGAINST PROPOSAL 4. THIS PROXY CARD WILL BE           COMMENTS.
KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL
VOTING POLICY DESCRIBED ON PAGE 1 OF THE PROXY
STATEMENT.

THE BOARD OF DIRECTORS RECOMMENDS A
VOTE FOR PROPOSALS 1, 2 AND 3.                                FOR       WITHHELD
                                                              ALL       FOR ALL
PROPOSAL 1 The election as directors of the
following nominees:                                          [   ]        [   ]

(01) Ronald W. Burkle           (07) Dale R. Laurance
(02) John S. Chalsty            (08) Irvin W. Maloney
(03) Edward P. Djerejian        (09) Rodolfo Segovia
(04) R. Chad Dreier             (10) Aziz D. Syriani
(05) John E. Feick              (11) Rosemary Tomich
(06) Ray R. Irani               (12) Walter L. Weisman

(To withhold authority to vote for any nominee(s), mark FOR ALL and write nominee(s) name(s) in the space provided below.)


--------------------------------------------------------------------------------


                                                 FOR        AGAINST      ABSTAIN
PROPOSAL 2 The ratification of the
selection of KPMG as independent                [   ]        [   ]        [   ]
auditors.

                                                 FOR        AGAINST      ABSTAIN
PROPOSAL 3 Approval of amendment to
the Restricted Stock Plan for                   [   ]        [   ]        [   ]
Non-employee Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST
PROPOSAL 4.
                                                 FOR        AGAINST      ABSTAIN
PROPOSAL 4 Discontinuance
of options, rights and                          [   ]        [   ]        [   ]
severance payments



CONSENTING TO RECEIVE ALL FUTURE ANNUAL MEETING MATERIALS AND SHAREHOLDER COMMUNICATIONS ELECTRONICALLY IS SIMPLE AND FAST! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.


SIGNATURE                     SIGNATURE                     DATE
         ------------------            ------------------       ----------------

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


--------------------------------------------------------------------------------
                         ^ DETACH HERE FROM PROXY CARD ^

      VOTE BY INTERNET OR TELEPHONE OR MAIL 24 HOURS A DAY, 7 DAYS A WEEK

    Internet and telephone voting is available through 11:59PM Eastern Time the day prior to annual meeting day.

Your internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.


                    ---------------------------------------
                                    INTERNET
                           HTTP://WWW.EPROXY.COM/OXY
                    Use the Internet to vote your proxy.
                    Have your proxy card in hand when you
                    access the web site.
                    ---------------------------------------

                                       OR

                    ---------------------------------------
                                   TELEPHONE
                                 1-800-435-6710
                    Use any touch-tone telephone to
                    vote your proxy. Have your proxy card
                    in hand when you call.
                    ---------------------------------------

                                       OR

                    ---------------------------------------
                                      MAIL

                    Mark, sign and date your proxy card and
                    return it in the enclosed postage-paid
                    envelope.
                    ---------------------------------------


IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE, YOU DO NOT NEED TO MAIL BACK
                                YOUR PROXY CARD.

   Access and view the Annual Report and Proxy Statement on the Internet at:
                         http://www.oxypublications.com


--------------------------------------------------------------------------------
                   ^ DETACH HERE AND BRING TO ANNUAL MEETING ^


[OXY LOGO]     BRING THIS ADMISSION TICKET WITH YOU TO THE MEETING ON APRIL 30.
               DO NOT MAIL.

               OCCIDENTAL PETROLEUM CORPORATION
               ANNUAL MEETING OF STOCKHOLDERS

               This admission ticket admits you and ONE guest to the meeting. You will NOT be let in to the meeting without an admission ticket or other proof of stock ownership as of March 3, 2004, the record date.

                 GRAND BALLROOM             MEETING HOURS
                 The St. Regis Hotel        Registration begins 9:30 A.M.
                 2055 Avenue of the Stars   Refreshments from 9:30 to 10:30 A.M.
                 Los Angeles, California    Meeting starts at 10:30 A.M.

               ADMISSION TICKET
               Please see the back of this card for parking instructions.

(REVERSE SIDE OF PROXY CARD)

PROXY

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

                        OCCIDENTAL PETROLEUM CORPORATION

     DR. RAY R. IRANI, DR. DALE R. LAURANCE and AZIZ D. SYRIANI, and each of them, with full power of substitution, are hereby authorized to represent and to vote the shares of the undersigned in OCCIDENTAL PETROLEUM CORPORATION as directed on the reverse side of this card and, in their discretion, on all other matters which may properly come before the Annual Meeting of Stockholders to be held on April 30, 2004, and at any adjournment, as if the undersigned were present and voting at the meeting.

     The shares represented by this proxy will be voted as directed on the reverse side of this card. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND AGAINST PROPOSAL 4. In the event any of the nominees named on the reverse side of this card is unavailable for election or unable to serve, the shares represented by this proxy may be voted for a substitute nominee selected by the Board of Directors.

     Your proxy will be kept confidential in accordance with the Confidential Voting Policy described on page 1 of the Proxy Statement.

   --------------------------------------------------------------------------
    Address Change/Comments (Mark the corresponding box on the reverse side)
   --------------------------------------------------------------------------



   --------------------------------------------------------------------------


--------------------------------------------------------------------------------

                     YOU CAN NOW ACCESS YOUR ACCOUNT ONLINE.

Access your Occidental Petroleum Corporation stockholder account online via Investor ServiceDirect(sm) (ISD).

Mellon Investor Services LLC, the registrar and transfer agent for Occidental Petroleum Corporation, now makes it easy and convenient to get current information on your stockholder account.

     o  View account status             o  View payment history for dividends

     o  View certificate history        o  Make address changes

     o  View book-entry information     o  Obtain a duplicate 1099 tax form

              VISIT US ON THE WEB AT http://www.melloninvestor.com
                AND FOLLOW THE INSTRUCTIONS SHOWN ON THE SCREEN.

               FOR TECHNICAL ASSISTANT CALL 1-877-978-7778 BETWEEN
                       9am-7pm MONDAY-FRIDAY EASTERN TIME


--------------------------------------------------------------------------------


                              DIRECTIONS TO THE ST. REGIS HOTEL
                               AND PARKING FOR STOCKHOLDERS

                              o From either direction on the 405 (San Diego Freeway), take the Santa Monica Boulevard exit East.

          [MAP]               o  Proceed to Avenue of the Stars and turn right.

                              o Continue on Avenue of the Stars. Hotel will be on the right at Olympic Way.

                              o  Enter Hotel parking driveway.

                              THE PARKING FEE AT THE ST. REGIS HOTEL WILL BE PAID BY OCCIDENTAL PETROLEUM CORPORATION.


1265-A (SOR)

(VOTING INSTRUCTION CARD - OCCIDENTAL PETROLEUM CORPORATION SAVINGS PLAN)


The shares represented by this voting instruction card          MARK HERE    [ ]
will be voted as directed below. WHERE NO DIRECTION IS          FOR ADDRESS
GIVEN, SUCH SHARES WILL BE VOTED FOR PROPOSALS 1, 2             CHANGE OR
AND 3 AND AGAINST PROPOSAL 4. IN ACCORDANCE WITH THE            COMMENTS.
EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, YOUR
VOTE MUST BE KEPT CONFIDENTIAL BY THE TRUSTEE.

THE BOARD OF DIRECTORS RECOMMENDS A
VOTE FOR PROPOSALS 1, 2 AND 3.                                FOR       WITHHELD
                                                              ALL       FOR ALL
PROPOSAL 1 The election as directors of the
following nominees:                                          [   ]        [   ]

(01) Ronald W. Burkle           (07) Dale R. Laurance
(02) John S. Chalsty            (08) Irvin W. Maloney
(03) Edward P. Djerejian        (09) Rodolfo Segovia
(04) R. Chad Dreier             (10) Aziz D. Syriani
(05) John E. Feick              (11) Rosemary Tomich
(06) Ray R. Irani               (12) Walter L. Weisman

(To withhold authority to vote for any nominee(s), mark FOR ALL and write nominee(s) name(s) in the space provided below.)


--------------------------------------------------------------------------------


                                                 FOR        AGAINST      ABSTAIN
PROPOSAL 2 The ratification of the
selection of KPMG as independent                [   ]        [   ]        [   ]
auditors.

                                                 FOR        AGAINST      ABSTAIN
PROPOSAL 3 Approval of amendment to
the Restricted Stock Plan for                   [   ]        [   ]        [   ]
Non-employee Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST
PROPOSAL 4.
                                                 FOR        AGAINST      ABSTAIN
PROPOSAL 4 Discontinuance
of options, rights and                          [   ]        [   ]        [   ]
severance payments



SIGNATURE                     SIGNATURE                     DATE
         ------------------            ------------------       ----------------

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


--------------------------------------------------------------------------------
                         ^ DETACH HERE FROM PROXY CARD ^

      VOTE BY INTERNET OR TELEPHONE OR MAIL 24 HOURS A DAY, 7 DAYS A WEEK

    Internet and telephone voting is available through 11:59PM Eastern Time the day prior to annual meeting day.

Your internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.


                    ---------------------------------------
                                    INTERNET
                           HTTP://WWW.EPROXY.COM/OXY
                    Use the Internet to vote your proxy.
                    Have your proxy card in hand when you
                    access the web site.
                    ---------------------------------------

                                       OR

                    ---------------------------------------
                                   TELEPHONE
                                 1-800-435-6710
                    Use any touch-tone telephone to
                    vote your proxy. Have your proxy card
                    in hand when you call.
                    ---------------------------------------

                                       OR

                    ---------------------------------------
                                      MAIL

                    Mark, sign and date your proxy card and
                    return it in the enclosed postage-paid
                    envelope.
                    ---------------------------------------


IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE, YOU DO NOT NEED TO MAIL BACK
                                YOUR PROXY CARD.

   Access and view the Annual Report and Proxy Statement on the Internet at:
                         http://www.oxypublications.com


--------------------------------------------------------------------------------
                   ^ DETACH HERE AND BRING TO ANNUAL MEETING ^


[OXY LOGO]     BRING THIS ADMISSION TICKET WITH YOU TO THE MEETING ON APRIL 30.
               DO NOT MAIL.

               OCCIDENTAL PETROLEUM CORPORATION
               ANNUAL MEETING OF STOCKHOLDERS

               This admission ticket admits you and ONE guest to the meeting. You will NOT be let in to the meeting without an admission ticket or other proof of stock ownership as of March 3, 2004, the record date.

                 GRAND BALLROOM             MEETING HOURS
                 The St. Regis Hotel        Registration begins 9:30 A.M.
                 2055 Avenue of the Stars   Refreshments from 9:30 to 10:30 A.M.
                 Los Angeles, California    Meeting starts at 10:30 A.M.

               ADMISSION TICKET
               Please see the back of this card for parking instructions.

(REVERSE SIDE OF VOTING INSTRUCTION CARD)

PROXY

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

TO THE TRUSTEE OF THE OCCIDENTAL PETROLEUM CORPORATION
SAVINGS PLAN:

     I acknowledge receipt of the Notice of Annual Meeting of Stockholders of Occidental Petroleum Corporation to be held on April 30, 2004, and the Proxy Statement furnished in connection with the solicitation of proxies by Occidental's Board of Directors. You are directed to vote the shares which are held for my account pursuant to the Occidental Petroleum Corporation Savings Plan in the manner indicated on the reverse side of this card and, in your discretion, on all other matters which may properly come before such meeting and at any adjournment.

     My vote for the election of directors is indicated on the reverse side. Nominees are: Dr. Ray R. Irani, Dr. Dale R. Laurance, Miss Rosemary Tomich, Messrs. Ronald W. Burkle, John S. Chalsty, Edward P. Djerejian, R. Chad Dreier, John E. Feick, Irvin W. Maloney, Rodolfo Segovia, Aziz D. Syriani, and Walter L. Weisman. In the event any of the foregoing nominees is unavailable for election or unable to serve, shares represented by this card may be voted for a substitute nominee selected by the Board of Directors.

     I UNDERSTAND THAT IN THE EVENT THAT I DO NOT RETURN THIS CARD, ANY SHARES HELD FOR MY ACCOUNT IN THE OCCIDENTAL PETROLEUM CORPORATION SAVINGS PLAN WILL BE VOTED BY YOU IN ACCORDANCE WITH THE DIRECTION OF THE PLAN'S ADMINISTRATIVE COMMITTEE.


--------------------------------------------------------------------------------


                                   [OXY LOGO]

IN ACCORDANCE WITH THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, YOUR VOTE MUST BE KEPT CONFIDENTIAL BY THE TRUSTEE.


--------------------------------------------------------------------------------


                              DIRECTIONS TO THE ST. REGIS HOTEL
                               AND PARKING FOR STOCKHOLDERS

                              o From either direction on the 405 (San Diego Freeway), take the Santa Monica Boulevard exit East.

          [MAP]               o  Proceed to Avenue of the Stars and turn right.

                              o Continue on Avenue of the Stars. Hotel will be on the right at Olympic Way.

                              o  Enter Hotel parking driveway.

                              THE PARKING FEE AT THE ST. REGIS HOTEL WILL BE PAID BY OCCIDENTAL PETROLEUM CORPORATION.


1265-B (PSA)

(VOTING INSTRUCTION CARD - BROKER)


The shares represented by this voting instruction card will be voted as directed below. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND AGAINST PROPOSAL 4. THIS VOTING INSTRUCTION CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 1 OF THE PROXY STATEMENT.

                                                                     Please mark
                                                                [X]   your votes
                                                                       as this

THE BOARD OF DIRECTORS RECOMMENDS A
VOTE FOR PROPOSALS 1, 2 AND 3.                                FOR       WITHHELD
                                                              ALL       FOR ALL
PROPOSAL 1 The election as directors of the
following nominees:                                          [   ]        [   ]

(01) Ronald W. Burkle           (07) Dale R. Laurance
(02) John S. Chalsty            (08) Irvin W. Maloney
(03) Edward P. Djerejian        (09) Rodolfo Segovia
(04) R. Chad Dreier             (10) Aziz D. Syriani
(05) John E. Feick              (11) Rosemary Tomich
(06) Ray R. Irani               (12) Walter L. Weisman

(To withhold authority to vote for any nominee(s), mark FOR ALL and write nominee(s) name(s) in the space provided below.)


--------------------------------------------------------------------------------


                                                 FOR        AGAINST      ABSTAIN
PROPOSAL 2 The ratification of the
selection of KPMG as independent                [   ]        [   ]        [   ]
auditors.

                                                 FOR        AGAINST      ABSTAIN
PROPOSAL 3 Approval of amendment to
the Restricted Stock Plan for                   [   ]        [   ]        [   ]
Non-employee Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST
PROPOSAL 4.
                                                 FOR        AGAINST      ABSTAIN
PROPOSAL 4 Discontinuance
of options, rights and                          [   ]        [   ]        [   ]
severance payments



PLEASE SIGN YOUR NAME EXACTLY AS IT     SIGNATURE                  DATE
APPEARS PRINTED HEREON. When shares              ---------------       ---------
are held by joint tenants, both         SIGNATURE                  DATE
should sign. Executors,                          ---------------       ---------
administrators, guardians, officers
of corporations and others signing
in a fiduciary capacity should sign
their full title as such.

(REVERSE SIDE OF VOTING INSTRUCTION CARD)

PROXY

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

                        OCCIDENTAL PETROLEUM CORPORATION

     DR. RAY R. IRANI, DR. DALE R. LAURANCE and AZIZ D. SYRIANI, and each of them, with full power of substitution, are hereby authorized to represent and to vote the shares of the undersigned in OCCIDENTAL PETROLEUM CORPORATION as directed on the reverse side of this card and, in their discretion, on all other matters which may properly come before the Annual Meeting of Stockholders to be held on April 30, 2004, and at any adjournment, as if the undersigned were present and voting at the meeting.

     The shares represented by this proxy will be voted as directed on the reverse side of this card. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND AGAINST PROPOSAL 4. In the event any of the nominees named on the reverse side of this card is unavailable for election or unable to serve, the shares represented by this proxy may be voted for a substitute nominee selected by the Board of Directors.

     Your proxy will be kept confidential in accordance with the Confidential Voting Policy described on page 1 of the Proxy Statement.


1265-E (BRO)